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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Wyndham Worldwide Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2014 ANNUAL MEETING
OF SHAREHOLDERS AND
PROXY STATEMENT

Wyndham Worldwide Corporation
22 Sylvan Way
Parsippany, New Jersey 07054

April 4, 2014

Dear Shareholder of Wyndham Worldwide Corporation,

You are cordially invited to attend the 2014 Annual Meeting of Shareholders to be held on Thursday, May 15, 2014.

The meeting will start at 11:30 a.m. local time at Wyndham Worldwide Corporation, 22 Sylvan Way, Parsippany, New Jersey 07054.

I appreciate your continued support of Wyndham Worldwide Corporation and look forward to seeing you on May 15, 2014.

Very truly yours,

Stephen P. Holmes
Chairman and Chief Executive Officer

WYNDHAM WORLDWIDE CORPORATION

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

April 4, 2014

Date:	Thursday, May 15, 2014
Time:	11:30 a.m. local time
Place:	Wyndham Worldwide Corporation 22 Sylvan Way Parsippany, New Jersey 07054

Purposes of the meeting:

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to elect four Directors for a term expiring at the 2015 annual meeting;

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to vote on an advisory resolution to approve executive compensation;

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to vote on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2014;

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to vote on a proposal to reapprove the material terms of the performance goals under the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and

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to transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.

The matters specified for voting above are more fully described in the attached proxy statement. Only our shareholders of record at the close of business on March 24, 2014 will be entitled to notice of and to vote at the meeting and any adjournments or postponements for which no new record date is set.

Who may attend the meeting:

Only shareholders, persons holding proxies from shareholders, invited representatives of the media and financial community and other guests of Wyndham Worldwide Corporation may attend the meeting.

What to bring:

If you received (or requested and received) a printed copy of the proxy materials you should bring the enclosed Admission Ticket to gain admission to the meeting. If you received a Notice of Internet Availability of Proxy Materials (Notice) or voting instructions and will not be requesting a printed copy of the proxy materials please bring the Notice or voting instructions with you as your Admission Ticket. All persons attending the meeting must bring photo identification such as a valid driver's license or passport for purposes of personal identification.

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If your shares are held in the name of a broker, trust, bank or other nominee, you will also need to bring a proxy, letter or recent account statement from that broker, trust, bank or nominee that confirms that you are the beneficial owner of those shares.

 Record Date:

March 24, 2014 is the record date for the meeting. This means that owners of Wyndham Worldwide common stock at the close of business on that date are entitled to:

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receive notice of the meeting; and

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vote at the meeting and any adjournments or postponements of the meeting for which no new record date is set.

Information About the Notice of Internet Availability of Proxy Materials:

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to all of our shareholders, we provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about April 4, 2014, we will begin mailing a Notice to all shareholders as of March 24, 2014, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Householding Information:

We have adopted a procedure approved by the Securities and Exchange Commission called householding. Under this procedure, shareholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notices for all shareholders having that address. The Notice for each shareholder will include that shareholder's unique control number needed to vote his or her shares. This procedure will reduce our printing costs and postage fees.

If, in the future, you do not wish to participate in householding and prefer to receive your Notice in a separate envelope, please contact Broadridge Financial Solutions, by calling their toll-free number at (800) 542-1061 or through Broadridge Financial Solutions, Attn.: Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

For those shareholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those shareholders notifies us, in the same manner described above, that they wish to receive a printed copy for each shareholder at that address.

Beneficial shareholders may request information about householding from their banks, brokers or other holders of record.

Proxy Voting:

Your vote is important. Please vote your proxy promptly so your shares are represented, even if you plan to attend the annual meeting. You may vote by Internet, by telephone, by requesting a printed copy of the proxy materials and using the enclosed proxy card or in person at the annual meeting.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be delivered in person to the annual meeting by 11:59 p.m., Eastern Daylight Time on Wednesday, May 14, 2014.

By order of the Board of Directors,

Scott G. McLester Corporate Secretary

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PROPOSAL TO REAPPROVE THE MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE WYNDHAM WORLDWIDE CORPORATION 2006 EQUITY AND INCENTIVE PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE	51
APPENDIX A: WYNDHAM WORLDWIDE CORPORATION 2006 EQUITY AND INCENTIVE PLAN (RESTATED AS OF FEBRUARY 27, 2014)	A-1
APPENDIX B: NON-GAAP RECONCILIATION	B-1

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WYNDHAM WORLDWIDE CORPORATION

PROXY STATEMENT

The enclosed proxy materials are provided to you at the request of the Board of Directors of Wyndham Worldwide Corporation (Board) to encourage you to vote your shares at our 2014 annual meeting of shareholders. This proxy statement contains information on matters that will be presented at the meeting and is provided to assist you in voting your shares. References in this proxy statement to "we," "us," "our," and "Wyndham Worldwide" refer to Wyndham Worldwide Corporation and our consolidated subsidiaries.

Our Board made these materials available to you over the Internet or, upon your request, mailed you printed versions of these materials in connection with our 2014 annual meeting. We will mail a Notice of Internet Availability of Proxy Materials (Notice) to our shareholders beginning on or about April 4, 2014 and will post our proxy materials on our website referenced in the Notice on that same date. We are, on behalf of our Board, soliciting your proxy to vote your shares at our 2014 annual meeting of shareholders. We solicit proxies to give all shareholders of record an opportunity to vote on matters that will be presented at the annual meeting.

FREQUENTLY ASKED QUESTIONS

When and where will the annual meeting be held?

The annual meeting will be held on Thursday, May 15, 2014 at 11:30 a.m. local time at Wyndham Worldwide Corporation, 22 Sylvan Way, Parsippany, New Jersey 07054.

What am I being asked to vote on at the meeting?

You are being asked to vote on the following:

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the election of four Directors for a one-year term (nominations for Director must comply with our By-Laws including the applicable notice requirements)

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the approval of our executive compensation program

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the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2014

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to reapprove the material terms of the performance goals under the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code and

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to transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.

We are not aware of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matters are properly presented for a vote the individuals named as proxies will have discretionary authority to the extent permitted by law to vote on such matters according to their best judgment.

 Who may vote and how many votes does a shareholder have?

All holders of record of our common stock as of the close of business on March 24, 2014 (record date) are entitled to vote at the meeting. Each shareholder will have one vote for each share of our common stock held as of the close of business on the record date. As of the record date 127,495,831 shares of our common stock were outstanding. There is no cumulative voting and the holders of our common stock vote together as a single class.

How many votes must be present to hold the meeting?

The holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting, or 63,747,916 shares (also known as a quorum), must be present in person or by proxy at the meeting in order to constitute a quorum necessary to conduct the meeting. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum at the meeting.

A broker non-vote occurs when a broker or other nominee submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owner on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

How do I vote?

Even if you plan to attend the meeting you are encouraged to vote by proxy.

If you are a shareholder of record, also known as a registered shareholder, you may vote in one of the following ways:

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by telephone by calling the toll-free number (800) 690-6903 (have your Notice or proxy card in hand when you call);

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by Internet at http://www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

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if you received (or requested and received) a printed copy of the annual meeting materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

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in person at the annual meeting (please see below under How do I attend the meeting?).

If your shares are registered in the name of a bank, broker or other nominee, follow the proxy instructions on the form you receive from the bank, broker or other nominee. You may also vote in person at the annual meeting (please see below under How do I attend the meeting?).

When you vote by proxy your shares will be voted according to your instructions. If you sign your proxy card, vote by Internet or by telephone but do not specify how you want your shares to be voted they will be voted as the Board recommends.

What if I am a participant in the Wyndham Worldwide Corporation Employee Savings Plan?

For participants in the Wyndham Worldwide Corporation Employee Savings Plan with shares of our common stock credited to their accounts, voting instructions for the trustees of the plan are also being solicited through this proxy statement. In accordance with the provisions of the plan the trustee will vote shares of our common stock in accordance with instructions received from the participants to whose accounts the shares are credited. If you do not instruct the plan trustee on how to vote the shares of our common stock credited to your account the trustee will vote those shares in proportion to the shares for which instructions are received.

How does the Board recommend that I vote?

The Board recommends the following votes:

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FOR the election of each of the Director nominees

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FOR the approval of our executive compensation program

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FOR the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2014 and

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FOR reapproval of the material terms of the performance goals under our 2006 Equity Plan for purposes of Section 162(m) of the Internal Revenue Code

How many votes are required to approve each proposal?

In the election of Directors the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. This means the Director nominees receiving the greatest number of votes will be elected and abstentions and broker non-votes will have no effect on the outcome of the vote. However, as further described under Shareholder Voting for Election of Directors, under the Board's Corporate Governance Guidelines any nominee for Director who receives a greater number of votes withheld than votes for election is required to tender his or her resignation for consideration by the Corporate Governance Committee.

For the remaining proposals, the affirmative vote of the holders of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the proposal will be required for approval. Abstentions will have the effect of a vote against any of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

If your shares are registered in the name of a bank, broker or other financial institution and you do not give your broker or other nominee specific voting instructions for your shares, under rules of the New York Stock Exchange, your record holder has discretion to vote your shares on the ratification of auditor proposal but does not have discretion to vote your shares on the election of Director nominees, the advisory vote on executive compensation or the proposal to reapprove the material terms of the performance goals under the 2006 Equity Plan. Your broker, bank or other financial institution will not be permitted to vote on your behalf on the election of Director nominees, the advisory vote on executive compensation or the reapproval of the material terms of the performance goals under the 2006 Equity Plan unless you provide specific instructions before the date of the annual meeting by completing and returning the voting instruction or proxy card or following the instructions provided to you to vote your shares by telephone or the Internet.

How do I attend the meeting?

If you received (or requested and received) a printed copy of the proxy materials, you should bring the enclosed Admission Ticket to gain admission to the meeting. If you received a Notice or voting instructions and will not be requesting a printed copy of the proxy materials please bring the Notice or voting instructions with you as your Admission Ticket. You must bring with you a photo identification such as a valid driver's license or passport for purposes of personal identification.

If your shares are held in the name of a broker, trust, bank or other nominee, you will also need to bring a proxy, letter or recent account statement from that broker, trust, bank or nominee that confirms that you are the beneficial owner of those shares.

Can I change or revoke my vote?

You may change or revoke your proxy at any time prior to the voting at the meeting by submitting a later dated proxy, by entering new instructions by Internet or telephone, by giving timely written notice of such change or revocation to the Corporate Secretary or by attending the meeting and voting in person and requesting that your prior proxy not be used.

How are proxies solicited?

We retained Phoenix Advisory Partners to advise and assist us in soliciting proxies at a cost of $9,000 plus reasonable expenses. Proxies may also be solicited by our Directors, officers and employees personally, by mail, telephone or other electronic means. We will pay all costs relating to the solicitation of proxies. We will also reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of our common stock.

How do I make a shareholder proposal for the 2015 meeting?

Shareholders interested in presenting a proposal for inclusion in our proxy statement and proxy relating to our 2015 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our By-Laws. To be eligible for inclusion in next year's proxy statement, shareholder proposals must be received by the Corporate Secretary at our principal executive offices no later than the close of business on December 5, 2014.

In general, any shareholder proposal to be considered at next year's annual meeting but not included in the proxy statement must be submitted in writing to and received by the Corporate Secretary at our principal executive offices not earlier than January 15, 2015 and not later than February 14, 2015. However, if the date of the 2015 Annual Meeting of Shareholders is not within 30 days before or after May 15, 2015 then a shareholder will be able to submit a proposal for consideration at the annual meeting not later than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting was made or such notice of the date of such annual meeting was mailed whichever occurs first. Any notification to bring any proposal before an Annual Meeting of Shareholders must comply with the requirements of our By-Laws. A shareholder may obtain a copy of our By-Laws on our website or by writing to our Corporate Secretary.

Shareholders may also nominate directors for election at an annual meeting. To nominate a Director shareholders must comply with provisions of applicable law and our By-Laws. The Corporate Governance Committee will also consider shareholder recommendations for candidates to the Board sent to the Committee c/o the Corporate Secretary. See below under Director Nomination Process for information regarding nomination or recommendation of a director.

GOVERNANCE OF THE COMPANY

Strong corporate governance is an integral part of our core values. Our Board is committed to having sound corporate governance principles and practices. Please visit our website at www.WyndhamWorldwide.com under the Investor Relations/Corporate Governance page (which can be reached by clicking on the Investor Relations link followed by the Corporate Governance link) for the Board's Corporate Governance Guidelines and Director Independence Criteria, the Board-approved charters for the Audit, Compensation and Corporate Governance Committees and related information. These guidelines and charters may be obtained by writing to our Corporate Secretary at Wyndham Worldwide Corporation, 22 Sylvan Way, Parsippany, New Jersey 07054.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that along with the charters of the Board Committees, Director Independence Criteria and Code of Business Conduct and Ethics for Directors, provide the framework for our governance. The governance rules for companies listed on the New York Stock Exchange and those contained in the Securities and Exchange Commission (SEC) rules and regulations are reflected in the guidelines. The Board reviews these principles and other aspects of governance periodically. The Corporate Governance Guidelines are available on the Investor Relations/Corporate Governance page of our website at www.WyndhamWorldwide.com.

Director Independence Criteria

The Board adopted the Director Independence Criteria set out below for its evaluation of the materiality of Director relationships with us. The Director Independence Criteria contain independence standards that exceed the independence standards specified in the listing standards of the New York Stock Exchange. The Director Independence Criteria are available on the Investor Relations/Corporate Governance page of our website at www.WyndhamWorldwide.com.

A Director who satisfies all of the following criteria shall be presumed to be independent under our Director Independence Criteria:

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Wyndham Worldwide does not currently employ and has not within the last three years employed the Director or any of his or her immediate family members (except in the case of immediate family members, in a non-executive officer capacity).

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The Director is not currently and has not within the last three years been employed by Wyndham Worldwide's present auditors nor has any of his or her immediate family members been so employed (except in non-professional capacity not involving Wyndham Worldwide business).

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Neither the Director nor any of his or her immediate family members is or has been within the last three years part of an interlocking directorate in which an executive officer of Wyndham Worldwide serves on the compensation (or equivalent) committee of another company that employs the Director or his or her immediate family member as an executive officer.

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The Director is not a current employee nor is an immediate family member a current executive officer of a company that has made payments to or received payments from Wyndham Worldwide for property or services in an amount in any of the last three fiscal years exceeding the greater of $750,000 or 1% of such other company's consolidated gross revenues.

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The Director currently does not have or has not had within the past three years a personal services contract with Wyndham Worldwide or its executive officers.

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The Director has not received and the Director's immediate family member has not received during any twelve-month period within the last three years more than $100,000 in direct compensation from Wyndham Worldwide (other than Board fees).

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The Director is not currently an officer or director of a foundation, university or other non-profit organization to which Wyndham Worldwide within the last three years gave directly or indirectly through the provision of services more than the greater of 1% of the consolidated gross revenues of such organization during any single fiscal year or $100,000.

Guidelines for Determining Director Independence

Our Corporate Governance Guidelines and Director Independence Criteria provide for director independence standards that meet or exceed those of the New York Stock Exchange. These standards require the Board to affirmatively determine that each Director has no material relationship with Wyndham Worldwide other than as a Director.

In accordance with these standards and criteria the Board undertook its annual review of the independence of its Directors. During this review the Board considered whether there are any relationships or related party transactions between each Director, any member of his or her immediate family or other affiliated entities and us and our subsidiaries and affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

The Board follows a number of procedures to review related party transactions. We maintain a written policy governing related party transactions that requires Board approval of related party transactions exceeding $10,000. Each Board member answers a questionnaire designed to disclose conflicts and related party transactions. We also review our internal records for related party transactions. Based on a review of these standards and materials, none of our non-management Directors had or has any relationship with us other than as a Director.

As a result of its review the Board affirmatively determined that the following Directors are independent of us and our management as required by the New York Stock Exchange listing standards and the Director Independence Criteria: Myra J. Biblowit, James E. Buckman, George Herrera, The Right Honourable Brian Mulroney, Pauline D.E. Richards and Michael H. Wargotz. All members of the Audit, Compensation and Corporate Governance Committees are independent Directors as required by the New York Stock Exchange listing standards, SEC rules and the Director Independence Criteria.

Committees of the Board

The following describes our Board Committees and related matters. The composition of the Committees is provided immediately after.

Audit Committee

Responsibilities include:

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Appoints our independent registered public accounting firm, subject to shareholder ratification, to perform an integrated audit of our consolidated financial statements and internal control over financial reporting.

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Pre-approves all services performed by our independent registered public accounting firm.

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Provides oversight on the external reporting process and the adequacy of our internal controls.

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Reviews the scope, planning, staffing and budgets of the audit activities of the independent registered public accounting firm and our internal auditors.

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Reviews services provided by our independent registered public accounting firm and other disclosed relationships as they bear on the independence of our independent registered public accounting firm and provides oversight on hiring policies with respect to employees or former employees of the independent auditor.

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Maintains procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls and auditing matters.

All members of the Audit Committee are independent Directors under the Board's Director Independence Criteria and applicable SEC and listing standards. The Board in its business judgment determined that each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements in accordance with applicable listing standards. The Board also determined that both Pauline D.E. Richards and Michael H. Wargotz are audit committee financial experts within the meaning of applicable SEC rules.

The Audit Committee Charter is available on the Investor Relations/Corporate Governance page of our website at www.WyndhamWorldwide.com.

Audit Committee Report

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities for the external reporting process and the adequacy of Wyndham Worldwide's internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board. The Charter is available on the Investor Relations/Corporate Governance page of our website at www.WyndhamWorldwide.com.

The Audit Committee is comprised of three Directors, all of whom meet the standards of independence adopted by the New York Stock Exchange and the SEC. Subject to shareholder ratification, the Audit Committee appoints Wyndham Worldwide's independent registered public accounting firm. The Audit Committee approves in advance all services to be performed by Wyndham Worldwide's independent registered public accounting firm in accordance with SEC rules subject to the de minimis exceptions for non-audit services.

Management is responsible for Wyndham Worldwide's financial reporting process including our system of internal controls and for the preparation of consolidated financial statements in compliance with generally accepted accounting principles, applicable laws and regulations. In addition, management is responsible for establishing, maintaining and assessing the effectiveness of Wyndham Worldwide's internal control over financial reporting. Deloitte & Touche LLP, Wyndham Worldwide's independent registered public accounting firm, is responsible for expressing an opinion on Wyndham Worldwide's consolidated financial statements and the effectiveness of Wyndham Worldwide's internal control over financial reporting. The Audit Committee reviewed and discussed Wyndham Worldwide's 2013 Annual Report on Form 10-K, including the audited consolidated financial statements of Wyndham Worldwide for the year ended December 31, 2013, with management and representatives of Deloitte & Touche LLP. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures.

The Audit Committee also discussed with Deloitte & Touche LLP matters required to be discussed by applicable standards and rules of the PCAOB and the SEC. The Audit Committee also received from

Deloitte & Touche LLP the written disclosures required by applicable standards and rules of the PCAOB and the SEC regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, and discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP.

The Audit Committee also considered whether the permissible non-audit services provided by Deloitte & Touche LLP to Wyndham Worldwide are compatible with Deloitte & Touche LLP maintaining its independence. The Audit Committee satisfied itself as to the independence of Deloitte & Touche LLP.

Based on the Audit Committee's review and discussions described above the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Wyndham Worldwide's Annual Report on Form 10-K for the year ended December 31, 2013.

AUDIT COMMITTEE

Michael H. Wargotz (Chair)
George Herrera
Pauline D.E. Richards

Compensation Committee

Responsibilities include:

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Provides oversight on our executive compensation programs consistent with corporate objectives and shareholder interests.

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Reviews and approves Chief Executive Officer (CEO) and other senior management compensation.

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Approves grants of long-term incentive awards and our senior executives' annual incentive compensation under our compensation plans.

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Reviews and considers the independence of advisers to the Committee.

For additional information regarding the Compensation Committee's processes and procedures see below under Executive Compensation – Compensation Discussion and Analysis – Compensation Committee Matters.

All members of the Compensation Committee are independent Directors under the Board's Director Independence Criteria and applicable regulatory and listing standards.

The Compensation Committee Report is provided below under Executive Compensation. The Compensation Committee Charter is available on the Investor Relations/Corporate Governance page on our website at www.WyndhamWorldwide.com.

Corporate Governance Committee

Responsibilities include:

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Recommends to the Board nominees for election to the Board.

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Reviews principles, policies and procedures affecting Directors and the Board's operation and effectiveness.

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Provides oversight on the evaluation of the Board and its effectiveness.

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Reviews and makes recommendations on Director compensation.

All members of the Corporate Governance Committee are independent Directors under the Board's Director Independence Criteria and applicable listing standards.

The Corporate Governance Committee Charter is available on the Investor Relations/Corporate Governance page on our website at www.WyndhamWorldwide.com.

Executive Committee

The Executive Committee may exercise all of the authority of the Board when the Board is not in session, except that the Executive Committee does not have the authority to take any action which legally or under our internal governance policies may be taken only by the full Board.

Committee Membership

The following chart provides the current committee membership and the number of meetings that each committee held during 2013.

	Director	&zwsp;	Audit Committee	&zwsp;	Compensation Committee	&zwsp;	Governance Committee	&zwsp;	Executive Committee	&zwsp;
	Myra J. Biblowit				M		M
	James E. Buckman								M
	George Herrera		M				C
	Stephen P. Holmes								C
	The Right Honourable Brian Mulroney				C		M
	Pauline D.E. Richards		M		M
	Michael H. Wargotz		C						M
&zwsp;	Number of Meetings in 2013	&zwsp;	11	&zwsp;	6	&zwsp;	4	&zwsp;	7	&zwsp;

 C = Chair
 M = Member

The Board held five meetings during 2013. Each Director attended at least 75% of the meetings of the Board and the committees of the Board on which the Director served.

Directors fulfill their responsibilities not only by attending Board and committee meetings but also through communication with the Chairman and CEO, Lead Director and other members of management relative to matters of mutual interest and concern to Wyndham Worldwide.

Board Leadership Structure

The Board believes that Wyndham Worldwide's CEO is best situated to serve as Chairman because he is the Director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent Directors and management have different perspectives and roles in strategy development. Our independent Directors bring experience, oversight and expertise from outside our company and industry while the CEO brings company-specific experience and expertise. The Board believes that the combined role of Chairman and CEO promotes strategy development and execution and facilitates information flow between management and the Board all of which are essential to effective governance.

One of the key responsibilities of the Board is to review our strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and CEO, together with an independent Lead Director having the duties described below, is in the best interest of shareholders because it provides the appropriate balance between strategy review and independent oversight of management.

Lead Director

The Board selected James E. Buckman, an independent Director who serves as a member of the Executive Committee, to serve as the Board's Lead Director. The Lead Director serves as a key advisor to the Chairman and the Board; chairs executive sessions of the non-management Directors and provides feedback to the Chairman; chairs meetings of the Board in the absence of the Chairman; and reviews in advance and consults with the Chairman when necessary regarding the agendas for all Board and committee meetings.

Oversight of Risk Management

The Board has an active role, as a whole and at the committee level, in providing oversight with respect to management of our risks. The Board focuses on the most significant risks facing us and our general risk management strategy and seeks to ensure that risks undertaken by us are consistent with a level of risk that is appropriate for our company and aligned with the achievement of our business objectives and strategies.

The Board regularly reviews information regarding and risks associated with our finances, credit and liquidity; our business, operations and strategy; legal, regulatory and compliance matters; and reputational exposure. The Audit Committee provides oversight on our programs for risk assessment and risk management, including with respect to financial accounting and reporting and compliance risks. The Compensation Committee provides oversight on our assessment and management of risks relating to our executive compensation. The Corporate Governance Committee provides oversight on our management of risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for providing oversight with respect to the management of risks, the entire Board of Directors is regularly informed about our risks through committee reports and management presentations.

While the Board and the committees provide oversight with respect to our risk management, our CEO and other senior management are primarily responsible for day-to-day risk management analysis and mitigation and report to the full Board or the relevant committee regarding risk management. Our leadership structure, with Mr. Holmes serving as Chairman and CEO, also enhances the Board's effectiveness in risk oversight due to Mr. Holmes' extensive knowledge of our business and operations, facilitating the Board's oversight of key risks. We believe this division of responsibility and leadership structure is the most effective approach for addressing our risk management.

 Executive Sessions of Non-Management Directors

The Board meets regularly without any members of management present. The Lead Director chairs these sessions.

Communications with the Board and Directors

Shareholders and other parties interested in communicating directly with the Board, an individual non-management Director or the non-management Directors as a group may do so by writing our Corporate Secretary at Wyndham Worldwide Corporation, 22 Sylvan Way, Parsippany, New Jersey 07054. The Corporate Secretary will forward the correspondence only to the intended recipients. However, prior to forwarding any correspondence, the Corporate Secretary will review it and in his discretion not forward correspondence deemed to be of a commercial nature or otherwise not appropriate for review by the Directors.

Director Attendance at Annual Meeting of Shareholders

As provided in the Board's Corporate Governance Guidelines, Directors are expected to attend our annual meeting of shareholders absent exceptional cause. All of our Directors attended our 2013 annual meeting and are expected to attend the 2014 annual meeting.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics for Directors with ethics guidelines specifically applicable to Directors. In addition, we adopted Business Principles applicable to all our associates, including our CEO, Chief Financial Officer and Chief Accounting Officer. We will disclose on our website any amendment to or waiver from a provision of our Business Principles or Code of Business Conduct and Ethics for Directors as may be required and within the time period specified under applicable SEC and NYSE rules. The Code of Business Conduct and Ethics for Directors and our Business Principles are available on the Investor Relations/Corporate Governance page of our website at www.WyndhamWorldwide.com. Copies of these documents may also be obtained free of charge by writing to our Corporate Secretary.

Director Nomination Process

Role of Corporate Governance Committee.    The Corporate Governance Committee is responsible for recommending the Director nominees for election to the Board. The Committee considers the appropriate balance of experience, skills and characteristics required of the Board when considering potential candidates to serve on the Board. Nominees for Director are selected on the basis of their depth and breadth of experience, skills, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time to Board duties.

The Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Committee does not have a formal policy with respect to diversity, however, the Board and the Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Committee considers the entirety of each candidate's credentials in the context of these standards. For the nomination of continuing Directors for re-election, the Committee also considers the individual's contributions to the Board.

All of our Directors bring to our Board a wealth of executive leadership experience derived from their service as senior executives of large organizations as well as extensive board experience. Certain individual qualifications, experience and skills of our Directors that led the Board to conclude that each nominee or Director should serve as our Director are described below under Election of Directors.

Identification and Evaluation Process.    The process for identifying and evaluating nominees to the Board is initiated by identifying a candidate who meets the criteria for selection as a nominee and has the specific qualities or skills being sought based on input from members of the Board and, if the Committee deems appropriate, a third-party search firm. These candidates will be evaluated by the Committee by reviewing the candidates' biographical information and qualifications and checking the candidates' references. Qualified nominees will be interviewed by at least one member of the Committee. Using the input from the interview and other information it obtains, the Committee evaluates whether the prospective candidate is qualified to serve as a Director and whether the Committee should recommend to the Board that the Board nominate the prospective candidate for election by the shareholders or to fill a vacancy on the Board.

Shareholder Recommendations of Nominees.    The Committee will consider written recommendations from shareholders for nominees for Director. Recommendations should be submitted to the Corporate Governance Committee, c/o the Corporate Secretary, and include at least the following: name of the shareholder and evidence of the person's ownership of our common stock, number of shares owned and the length of time of ownership, name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director and the person's consent to be named as a Director if selected by the Corporate Governance Committee and nominated by the Board. To evaluate nominees for Directors recommended by shareholders, the Committee intends to use a substantially similar evaluation process as described above.

Shareholder Nominations and By-Law Procedures.    Our By-Laws establish procedures pursuant to which a shareholder may nominate a person for election to the Board. Our By-Laws are posted on our website under Investor Relations/Corporate Governance at www.WyndhamWorldwide.com. To nominate a person for election to the Board, a shareholder must set forth all information relating to the nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors or is otherwise required in each case pursuant to Section 14 under the Securities Exchange Act of 1934, as amended, and related rules and regulations. Such notice must also contain information specified in the By-Laws regarding the Director nominee, information about the shareholder making the nomination, including name and address, number of shares owned and certain representations regarding such a nomination. We may require any proposed nominee to furnish information concerning his or her eligibility to serve as an independent Director or that could be material to a reasonable shareholder's understanding of the independence of the nominee. Such notice must be accompanied by the proposed nominee's consent to being named as a nominee and to serve as a Director if elected.

To nominate a person for election to the Board at our annual meeting of shareholders, written notice of a shareholder nomination must be delivered to our Corporate Secretary not less than 90 nor more than 120 days prior to the anniversary date of the prior year's annual meeting. However, if our annual meeting is advanced or delayed by more than 30 days from the anniversary date of the previous year's meeting, a shareholder's written notice will be timely if it is delivered by no later than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting is made or the notice of the date of the annual meeting was mailed, whichever occurs first. A shareholder may make nominations of persons for election to the Board at a special meeting if the shareholder delivers written notice to our Corporate Secretary not later than the close of business on the 10th day following the day on which public disclosure of the date such special meeting was made or notice of such special meeting was mailed, whichever occurs first. At a special meeting of shareholders, only such business may be conducted as shall have been brought before the meeting under our notice of meeting.

 Compensation of Directors

Non-management Directors receive compensation for Board service designed to compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. A management Director receives no additional compensation for Board service.

In February 2013, the Corporate Governance Committee considered and recommended based on the review conducted by Aon Hewitt, that the Director compensation program for 2013 remain consistent with 2012. The following table describes 2013 annual retainer and committee chair and membership fees for non-management Directors. Our non-management Directors do not receive additional fees for attending Board or committee meetings. In addition to these fees, the 2013 compensation of each of our non-management Directors also includes the $75,000 annual equity grant of time-vested restricted stock units (RSUs) which vests over a four-year period.

	Cash-Based	Stock-Based	Total
Lead Director	$132,500	$132,500	$265,000
Director	$105,000	$105,000	$210,000
Audit Committee chair	$22,500	$22,500	$45,000
Audit Committee member	$12,500	$12,500	$25,000
Compensation Committee chair	$17,500	$17,500	$35,000
Compensation Committee member	$10,000	$10,000	$20,000
Corporate Governance Committee chair	$15,000	$15,000	$30,000
Corporate Governance Committee member	$8,750	$8,750	$17,500
Executive Committee member	$10,000	$10,000	$20,000

The annual Director retainer and committee chair and membership fees are paid on a quarterly basis 50% in cash and 50% in Wyndham Worldwide stock. The number of shares of stock issued is based on our stock price on the quarterly determination date. Directors may elect to receive the stock-based portion of their fees in the form of common stock or deferred stock units (DSUs). Directors may also elect to defer any cash-based compensation or vested RSUs in the form of DSUs. A DSU entitles the Director to receive one share of common stock following the Director's retirement or termination of service from the Board for any reason and is credited with dividend equivalents during the deferral period. The Director may not sell or receive value from any DSU prior to termination of service.

We make available to each Director a term life insurance policy owned by us with a $1.1 million death benefit payable $1 million to us which benefit we will donate to a charitable beneficiary of the Director's choice and $100,000 paid directly to a personal beneficiary of the Director's choice. In the event we undergo a change-in-control or a Director retires we will pay the premiums for the policies for one year from the date of the change-in-control or retirement as applicable.

We provide for a three-for-one company match of a Director's qualifying charitable contributions up to a company contribution of $60,000 per year. Previously Directors were provided with a two-for-one company match up to $25,000 per year. This increase was approved by the Board upon the recommendation of the Corporate Governance Committee in November 2013.

We maintain a policy to award our Directors annually 400,000 Wyndham Rewards Points. These Wyndham Rewards Points have an approximate value of $1,800 and may be redeemed for numerous rewards options including stays at Wyndham properties. Previously Directors received 200,000 Wyndham Rewards Points with an approximate value of $1,000. This increase was approved by the Board upon the recommendation of the Corporate Governance Committee in November 2013.

 2013 Director Compensation Table

The following table describes compensation we paid our non-management Directors for 2013:

Name	&zwsp;	Fees Paid in Cash ($)	&zwsp;	Stock Awards ($)(a)(b)	&zwsp;	All Other Compensation ($)(c)	&zwsp;	Total ($)	&zwsp;
Myra J. Biblowit		123,852		198,632		48,496		370,980
James E. Buckman		142,543		217,445		72,110		432,098
George Herrera		132,587		207,379		42,382		382,348
The Right Honourable Brian Mulroney		131,373		206,134		106,480		443,987
Pauline D.E. Richards		124,363		202,444		58,178		384,985
Michael H. Wargotz		137,621		212,381		60,635		410,637

(a)
Represents the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Each Director was granted a RSU award with a grant date fair value of $75,000 which vests ratably over four years. The remaining amount in each row represents the aggregate grant date fair value of retainer fees paid on a quarterly basis in the form of common stock and/or DSUs.

(b)
Shares of our common stock issuable for DSUs at December 31, 2013 are as follows: Ms. Biblowit, 40,930; Mr. Buckman, 35,496; Mr. Herrera, 30,560; Mr. Mulroney, 60,172; Ms. Richards, 32,924; and Mr. Wargotz, 37,729. Shares of our common stock issuable for RSUs at December 31, 2013 are as follows: Ms. Biblowit, 2,507; Mr. Buckman, 2,507; Mr. Herrera, 2,507; Mr. Mulroney, 2,507; Ms. Richards, 2,507; and Mr. Wargotz, 2,507.

(c)
Includes amounts attributable to charitable matching contributions made on behalf of the Director, the value of DSUs credited for dividends paid on DSUs outstanding on the record date for such dividends, the value of dividends paid on vesting of RSUs, the value of Wyndham Rewards Points and life insurance premiums paid by us, as applicable. For Mr. Mulroney this amount also includes an amount attributable to spousal travel.

The value of DSUs credited to our Directors for dividends paid on outstanding DSUs was as follows: Ms. Biblowit, $46,310; Mr. Buckman, $39,924; Mr. Herrera, $35,196; Mr. Mulroney, $68,419; Ms. Richards, $37,918; and Mr. Wargotz, $42,531. The value of dividends paid to our Directors on vesting of RSUs is as follows: Ms. Biblowit, $386; Mr. Buckman, $386; Mr. Herrera, $386; Mr. Mulroney, $386; Ms. Richards, $386; and Mr. Wargotz, $386. The value of matching contributions in excess of $10,000 is as follows: Mr. Buckman, $30,000; Mr. Mulroney, $23,287; Ms. Richards, $16,000; and Mr. Wargotz, $12,500. No life insurance premiums paid for a Director exceeded $10,000.

Non-Management Director Stock Ownership Guidelines

The Corporate Governance Guidelines require each non-management Director to comply with Wyndham Worldwide's Non-Management Director Stock Ownership Guidelines. These guidelines require each non-management Director to beneficially own an amount of our stock equal to the greater of a multiple of at least five times the cash portion of the annual retainer or two and one-half times the total retainer value without regard to Board committee fees. DSUs and RSUs credited to a Director count towards satisfaction of the guidelines. As of December 31, 2013, all of our non-management Directors exceeded the stock ownership requirements.

Ownership of Company Stock

The following table describes the beneficial ownership of our common stock for the following persons as of December 31, 2013: each executive officer named in the Summary Compensation Table below (who we refer to in this proxy statement as named executive officers), each Director, each person who to our knowledge beneficially owns in excess of 5% of our common stock and all of our Directors and executive officers as a group. The percentage values are based on 128,529,270 shares of our common stock outstanding as of December 31, 2013. The principal address for each Director, nominee and executive officer of Wyndham Worldwide is 22 Sylvan Way, Parsippany, New Jersey 07054.

Name	Number of Shares		% of Class
Wellington Management Company, LLP	10,421,476	(a)	8.0%
The Vanguard Group	9,014,637	&zwsp; (b)	6.9%
Iridian Asset Management LLC	7,215,532	(c)	5.5%
BlackRock, Inc.	7,035,910	&zwsp; (d)	5.4%
Lone Pine Capital LLC	6,772,247	(e)	5.2%
Geoffrey A. Ballotti	219,284	&zwsp; (f)(g)	*
Myra J. Biblowit	52,086	(f)(g)(h)	*
James E. Buckman	44,066	&zwsp; (f)(g)(h)(i)	*
Thomas G. Conforti	139,743	(f)(g)	*
Eric A. Danziger	127,381	&zwsp; (f)(g)	*
Franz S. Hanning	100,193	(f)(g)	*
George Herrera	31,292	&zwsp; (f)(g)(h)	*
Stephen P. Holmes	1,709,183	(f)(g)(j)(k)(l)	1.3%
The Right Honourable Brian Mulroney	64,480	&zwsp; (f)(g)(h)	*
Pauline D.E. Richards	38,821	(f)(g)(h)	*
Michael H. Wargotz	39,183	&zwsp; (f)(g)(h)	*
All Directors and executive officers as a group (15 persons)	2,779,412	(m)	2.1%

*
Amount represents less than 1% of outstanding common stock.

(a)
We have been informed by a report on Schedule 13G filed with the SEC on February 14, 2014 by Wellington Management Company, LLP (WMC) that WMC beneficially owns 10,421,476 shares of our common stock with sole voting power over no shares, shared voting power over 7,984,485 shares, sole dispositive power over no shares and shared dispositive power over 10,421,476 shares. The principal business address for WMC is 280 Congress Street, Boston, Massachusetts 02210.

(b)
We have been informed by Amendment No. 4 to a report on Schedule 13G filed with the SEC on February 6, 2014 by The Vanguard Group (TVG) that TVG beneficially owns 9,014,637 shares of our common stock with sole voting power over 214,052 shares, shared voting power over no shares, sole dispositive power over 8,809,385 shares and shared dispositive power over 205,252 shares. The principal business address for TVG is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(c)
We have been informed by a report on Schedule 13G filed with the SEC on February 4, 2014 by Iridian Asset Management LLC and affiliates named in such report (Iridian Asset Management) that Iridian Asset Management beneficially owns 7,215,532 shares of our common stock with sole voting power over no shares, shared voting power over 7,215,532 shares, sole dispositive power over no shares and shared dispositive power over 7,215,532 shares. The principal business address for Iridian Asset Management is 276 Post Road West, Westport, Connecticut 06880.

(d)
We have been informed by Amendment No. 1 to a report on Schedule 13G filed with the SEC on January 17, 2014 by BlackRock, Inc. and affiliates named in such report (BlackRock) that BlackRock beneficially owns 7,035,910 shares of our common stock with sole voting power over 5,851,423 shares, shared voting power over no shares, sole dispositive power over 7,035,910 shares and shared dispositive power over no shares. The principal business address for BlackRock is 40 East 52nd Street, New York, New York 10022.

(e)
We have been informed by a report on Schedule 13G filed with the SEC on January 13, 2014 by Lone Pine Capital LLC and affiliates named in such report (Lone Pine Capital) that Lone Pine Capital beneficially owns

  6,772,247 shares of our common stock with sole voting power over no shares, shared voting power over 6,772,247 shares, sole dispositive power over no shares and shared dispositive power over 6,772,247 shares. The principal business address for Lone Pine Capital is Two Greenwich Plaza, Greenwich, Connecticut 06830.

(f)
Excludes shares of our common stock issuable upon vesting of RSUs after 60 days from December 31, 2013 as follows: Mr. Ballotti, 72,140; Ms. Biblowit, 1,775; Mr. Buckman, 1,775; Mr. Conforti, 70,895; Mr. Danziger, 62,038; Mr. Hanning, 77,139; Mr. Herrera, 1,775; Mr. Holmes, 149,536; Mr. Mulroney; 1,775; Ms. Richards, 1,775; and Mr. Wargotz, 1,775. Excludes performance-vested restricted stock units (PVRSUs) granted in 2012 and 2013 which vest, if at all, after 60 days from December 31, 2013 as follows: Mr. Ballotti, 45,430; Mr. Conforti, 44,600; Mr. Danziger, 39,036; Mr. Hanning, 48,795; and Mr. Holmes, 154,460.

(g)
Includes shares of our common stock issuable upon vesting of RSUs within 60 days of December 31, 2013: Mr. Ballotti, 60,941; Ms. Biblowit, 732; Mr. Buckman, 732; Mr. Conforti, 57,789; Mr. Danziger, 50,638; Mr. Hanning, 64,258; Mr. Herrera, 732; Mr. Holmes, 121,765; Mr. Mulroney, 732; Ms. Richards, 732; and Mr. Wargotz, 732. Includes shares of our common stock issuable upon vesting of PVRSUs within 60 days of December 31, 2013 as follows: Mr. Ballotti, 32,669; Mr. Conforti, 32,669; Mr. Danziger, 29,402; Mr. Hanning, 35,935; and Mr. Holmes, 89,839.

(h)
Includes shares of our common stock issuable for DSUs as of December 31, 2013 as follows: Ms. Biblowit, 40,930; Mr. Buckman, 35,496; Mr. Herrera, 30,560; Mr. Mulroney, 60,172; Ms. Richards, 32,924; and Mr. Wargotz, 37,729.

(i)
Includes 3,220 shares held in Mr. Buckman's IRA.

(j)
Includes 986,820 shares of our common stock which Mr. Holmes has the right to acquire through the exercise of stock-settled stock appreciation rights within 60 days of December 31, 2013.

(k)
Excludes 145,386 shares of our common stock underlying stock-settled stock appreciation rights held by Mr. Holmes which are not currently exercisable and are not scheduled to vest within 60 days of December 31, 2013.

(l)
Includes 3,393 shares held by Mr. Holmes' children.

(m)
Includes or excludes, as the case may be, shares of common stock as indicated in the preceding footnotes. In addition, with respect to our other executive officers who are not named executive officers, this amount includes 91,351 shares and 50,839 shares of our common stock issuable upon vesting of RSUs and PVRSUs, respectively, within 60 days from December 31, 2013, and excludes 119,405 shares and 73,455 shares of our common stock issuable upon vesting of RSUs and PVRSUs, respectively, after 60 days from December 31, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Our Directors and executive officers and our ten percent shareholders are required to file with the SEC reports of ownership and changes in ownership of our common stock. All 2013 reports were filed on time, with the exception of a Form 4 for Mr. Wargotz reporting one transaction which was filed one day late due to administrative reasons through no fault of the reporting person.

ELECTION OF DIRECTORS

At the date of this proxy statement, the Board of Directors consists of seven members, six of whom are non-management Directors and independent Directors under applicable listing standards and our corporate governance documents. The Board is currently divided into classes. Prior to our 2013 annual meeting of shareholders, each of the three classes was elected to serve three-year terms which were staggered such that one-third of the Board membership, or as near to one-third as possible, was elected at each annual meeting. At our 2012 annual meeting, our shareholders approved amendments to our Certificate of Incorporation to phase out the classification of the Board and to provide instead for the annual election of Directors commencing with those Directors up for election at our 2013 annual meeting. Directors previously elected to serve three-year terms will serve the remainder of such terms before standing for re-election. At last year's meeting, two Directors were elected to a term expiring at this year's annual meeting. These two Directors as well as two Directors whose three-year terms will expire at this year's meeting have been nominated by the Board for re-election.

Accordingly, at this year's meeting, four Directors are to be elected for terms expiring at the 2015 annual meeting. The Corporate Governance Committee nominated James E. Buckman, George Herrera, The Right Honourable Brian Mulroney and Michael H. Wargotz, each of whom is presently a Director. The four nominees and the other Directors continuing in office after the meeting are listed below with brief biographies.

We do not know of any reason why any nominee would be unable to serve as a Director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate.

Shareholder Voting for Election of Directors

Our Certificate of Incorporation and By-Laws provide for a plurality voting standard for the election of our Directors. Under a plurality voting standard the nominee for each Director position with the most votes is elected.

Under the Board's Corporate Governance Guidelines any nominee for Director in an uncontested election, such as this one where the number of nominees does not exceed the number of Directors to be elected, who receives a greater number of votes withheld from his or her election than votes for such election shall promptly tender his or her resignation following certification of the shareholder vote. The Corporate Governance Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept the tendered resignation or to take some other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the withheld votes. In making this recommendation the Committee will consider all factors deemed relevant by its members.

The Board will act on the Committee's recommendation no later than at its first regularly scheduled meeting following certification of the shareholder vote but in any case no later than 120 days following the certification of the shareholder vote. In considering the Committee's recommendation, the Board will consider the factors considered by the Committee and such additional information and factors the Board believes to be relevant. We will promptly publicly disclose the Board's decision and process in a periodic or current report filed with the SEC. Any Director who tenders his or her resignation under this process will not participate in the Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. However, such Director shall remain active and engaged in all other committee and Board activities, deliberations and decisions during this Committee and Board process.

Nominees for Election to the Board for a
Term Expiring at the 2015 Annual Meeting

James E. Buckman, 69, has served as a Director since July 2006 and Lead Director since March 2010. From May 2007 to January 2012, Mr. Buckman served as Vice Chairman of York Capital Management, a hedge fund management company headquartered in New York City. From May 1, 2010 to January 2012, Mr. Buckman also served as General Counsel of York Capital Management and from January 2007 to May 2007 he served as a Senior Consultant to York Capital Management. Mr. Buckman was General Counsel and a director of Cendant from December 1997 to August 2006, a Vice Chairman of Cendant from November 1998 to August 2006 and a Senior Executive Vice President of Cendant from December 1997 to November 1998. Mr. Buckman was Senior Executive Vice President, General Counsel and Assistant Secretary of HFS Incorporated from May 1997 to December 1997, a director of HFS from June 1994 to December 1997 and Executive Vice President, General Counsel and Assistant Secretary of HFS from February 1992 to May 1997.

Mr. Buckman brings to the Board exceptional leadership, experience and perspective necessary to be our Lead Director. His service as a director, Vice Chairman and General Counsel of Cendant and a Director of Wyndham Worldwide affords Mr. Buckman strong experience with Wyndham Worldwide's business and operations. Mr. Buckman's experience with leading hedge fund manager York Capital Management contributes valuable cross-industry experience and depth of knowledge. Mr. Buckman's specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Buckman should serve as our Director.

George Herrera, 57, has served as a Director since July 2006. Since December 2003, Mr. Herrera has served as President and Chief Executive Officer of Herrera-Cristina Group, Ltd., a Hispanic-owned, multidisciplinary management firm. From August 1998 to January 2004, Mr. Herrera served as President and Chief Executive Officer of the U.S. Hispanic Chamber of Commerce. Mr. Herrera served as President of David J. Burgos & Associates, Inc. from December 1979 to July 1998. Mr. Herrera served as a director of Cendant from January 2004 to August 2006.

Mr. Herrera provides the Board with exceptional leadership and management knowledge. As a Cendant director and a Director and Chair of the Corporate Governance Committee of Wyndham Worldwide, Mr. Herrera has gained a broad understanding of the role of the Board in our operations. Mr. Herrera's service as chief executive officer of multidisciplinary management firm Herrera-Cristina Group, Ltd. contributes extensive and varied management, finance and corporate governance experience. His service as President and CEO of the U.S. Hispanic Chamber of Commerce brings valuable government relations expertise to the Board. Mr. Herrera's specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Herrera should serve as our Director.

The Right Honourable Brian Mulroney, 75, has served as a Director since July 2006. Mr. Mulroney is a Senior Partner in the international law firm Norton Rose Fulbright. He served as Prime Minister of Canada from 1984 to 1993. Mr. Mulroney has served as a director of Barrick Gold Corporation since November 1993, Blackstone Group L.P. since June 2007 and Quebecor Media Inc. since January 2001. Mr. Mulroney served as a director of Cendant Corporation from December 1997 to August 2006, Hicks Acquisition Co. I, Inc. from September 2007 to September 2009 and Archer Daniels Midland Company Inc. from December 1993 to December 2009.

Mr. Mulroney brings exceptional leadership, experience and expertise to the Board. His service as a Director of Wyndham Worldwide provides the Board with knowledge of our business and strategy as well as a historical perspective on our growth and operations. Mr. Mulroney's service as the Prime Minister of Canada brings to the Board valuable leadership and international business and government relations expertise. He is a Senior Partner of international law firm Norton Rose Fulbright, contributing valuable legal experience to the Board. As a director for other public companies, Mr. Mulroney offers valuable perspectives on board operations as well. Mr. Mulroney's specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Mulroney should serve as our Director.

Michael H. Wargotz, 55, has served as a Director since July 2006. Since July 2011, Mr. Wargotz has served as the Chairman of Axcess Ventures, an affiliate of Axcess Worldwide, a partnership development company that creates inspired ideas and connects extraordinary brands and people. From August 2010 to June 2011, Mr. Wargotz served as the Chief Financial Officer of The Milestone Aviation Group, LLC, a global aviation leasing company. From August 2009 to July 2010, Mr. Wargotz served as the Co-Chairman of Axcess Luxury and Lifestyle. From December 2006 to August 2009, Mr. Wargotz served as the Chief Financial Advisor of NetJets, Inc., a leading provider of private aviation services, and from June 2004 to November 2006, he served as a Vice President of NetJets. Mr. Wargotz is a founding partner of Axcess Solutions, LLC, a strategic alliance, brand development and partnership marketing consulting firm, which originated in 2001. From January 1998 to December 1999, Mr. Wargotz served in various leadership positions with Cendant, including President and Chief Executive Officer of its Lifestyle Division, Executive Vice President and Chief Financial Officer of its Alliance Marketing Segment and Senior Vice President, Business Development. Mr. Wargotz was a Senior Vice President with HFS Incorporated from July 1994 to December 1997. Mr. Wargotz has served as a director of Resources Connection, Inc. since May 2009 and CST Brands, Inc. since May 2013.

Mr. Wargotz's senior management experience with Axcess Worldwide, The Milestone Aviation Group and NetJets brings to the Board financial expertise and branding knowledge. As Chair of the Audit Committee of Wyndham Worldwide, he contributes financial reporting and compliance expertise and perspective. Mr. Wargotz's experience as President and CEO of Cendant's Lifestyle Division, Chief Financial Officer of Cendant's Alliance Marketing Segment and Senior Vice President of Cendant's business development function provides the Board with exceptional leadership and branding and development expertise in areas that are critical to our business. As a director for other public companies, Mr. Wargotz offers valuable perspectives on board operations as well. Mr. Wargotz's specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Wargotz should serve as our Director.

 Directors Continuing in Office for a
Term Expiring at the 2015 Annual Meeting

Stephen P. Holmes, 57, has served as our Chairman, Chief Executive Officer and a Director since July 2006. Mr. Holmes was Vice Chairman and director of Cendant Corporation and Chairman and Chief Executive Officer of Cendant's Travel Content Division from December 1997 to July 2006. Mr. Holmes was Vice Chairman of HFS Incorporated from September 1996 to December 1997, a director of HFS from June 1994 to December 1997 and Executive Vice President, Treasurer and Chief Financial Officer of HFS from July 1990 to September 1996.

Mr. Holmes' exceptional day-to-day leadership as our CEO provides him with detailed strategic perspective and knowledge of our operations and industry that are critical to the Board's effectiveness. He possesses extensive public company management experience and is widely recognized as a visionary leader in the global hospitality industry. Under Mr. Holmes' leadership, we have focused our business on, among other things, generating significant earnings and cash flow and building world-renowned hospitality brands, all of which increase shareholder value. Mr. Holmes' specific experience, qualifications, attributes and skills described above led the Board to conclude that Mr. Holmes should serve as our Director.

Myra J. Biblowit, 65, has served as a Director since July 2006. Since April 2001, Ms. Biblowit has served as President of The Breast Cancer Research Foundation. From July 1997 to March 2001, she served as Vice Dean for External Affairs for the New York University School of Medicine and Senior Vice President of the Mount Sinai-NYU Health System. From June 1991 to June 1997, Ms. Biblowit was Senior Vice President and Executive Director of the Capital Campaign for the American Museum of Natural History. Ms. Biblowit served as a director of Cendant from April 2000 to August 2006.

As a director of Cendant and a Director of Wyndham Worldwide, Ms. Biblowit has gained a broad understanding of Wyndham Worldwide's business, operations and culture. Ms. Biblowit's exceptional leadership experience with iconic research, educational and cultural institutions provides a unique perspective to the Board. As President of The Breast Cancer Research Foundation, a dominant funder of research around the world, Ms. Biblowit brings to the Board a global perspective, marketing skills and a commitment to supporting our communities that add significant value to the Board's contribution to our success. Ms. Biblowit's specific experience, qualifications, attributes and skills described above led the Board to conclude that Ms. Biblowit should serve as our Director.

Pauline D.E. Richards, 65, has served as a Director since July 2006. Since July 2008, Ms. Richards has served as Chief Operating Officer of Armour Group Holdings Limited (formerly Brevan Howard P&C Partners Limited), an investment management company. From November 2003 to July 2008, Ms. Richards served as Director of Development at the Saltus Grammar School, the largest private school in Bermuda. From January 2001 to March 2003, Ms. Richards served as Chief Financial Officer of Lombard Odier Darier Hentsch (Bermuda) Limited in Bermuda, a trust company business. From January 1999 to December 2000, she was Treasurer of Gulfstream Financial Limited, a stock brokerage company. From January 1999 to June 1999, Ms. Richards served as a consultant to Aon Group of Companies, Bermuda, an insurance brokerage company, after serving in senior positions from 1988 through 1998 including Controller, Senior Vice President and Group Financial Controller and Chief Financial Officer. Ms. Richards has served as a director of Apollo Global Management, LLC since March 2011. Ms. Richards served as a director of Cendant from March 2003 to August 2006.

Ms. Richards' extensive financial background and exceptional leadership experience provide the Board with financial accounting and management expertise and perspectives. Her service as a Cendant director and as a Director and member of the Audit Committee of Wyndham Worldwide brings to the Board valuable experience on financial reporting matters that are critical to the Board's oversight role. Ms. Richards' service as a chief financial officer and treasurer of leading finance companies allows her to offer important insights into the role of finance in our business and strategy. As a director for other public companies, Ms. Richards offers valuable perspectives on board operations as well. Ms. Richards' specific experience, qualifications, attributes and skills described above led the Board to conclude that Ms. Richards should serve as our Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE NOMINEES, JAMES E. BUCKMAN, GEORGE HERRERA, THE RIGHT HONOURABLE BRIAN MULRONEY AND MICHAEL H. WARGOTZ

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Total Compensation Strategy.    We employ a Total Compensation Strategy designed to achieve the following objectives:

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Attract and retain superior senior management talent.

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Provide our executives with market competitive compensation consistent with comparable hospitality, service, franchise and brand portfolio companies.

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Support a high-performance environment by linking compensation with performance.

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Support a long-term focus for our executives that aligns their interests with the interests of our shareholders.

We seek to maintain a strong pay-for-performance executive compensation approach by utilizing performance metrics designed to incentivize our executives to achieve our strategic and financial performance goals and increase shareholder value without undue risk to the enterprise. We also monitor evolving governance trends in executive compensation and, for example, in 2011 added performance-based equity grants to our long-term incentive compensation program.

Strong Performance.    In 2013 our management team produced strong financial and operational results:

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Total revenues of $5.0 billion, representing a 10% increase over 2012.

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Adjusted net income of $515 million, representing a 10% increase over 2012 adjusted net income (our 2013 net income was $432 million representing an 8% increase over 2012 net income).*

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Diluted adjusted earnings per share of $3.83, a 19% increase over 2012 (our 2013 diluted earnings per share of $3.21 represented a 17% increase over 2012 diluted earnings per share).*

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In 2013, our share price appreciated 38%. This, together with our 2013 dividend payments, resulted in a 41% total return to shareholders during 2013. Our one-year total shareholder return (41%) and our three-year total shareholder return (160%) exceeded the one-year (32%) and three-year (56%) total returns on the SPDR S&P 500 index fund.

2013 Compensation Actions.    As discussed in more detail below, the compensation decisions and other actions applicable to our named executive officers for 2013 were as follows:

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In February 2013, the Compensation Committee (Committee) approved base salary merit increases for our named executive officers. For 2013, we paid our named executive officers the base salaries listed in the Summary Compensation Table below.

* For a full reconciliation of adjusted net income to GAAP net income and diluted adjusted earnings per share to GAAP diluted earnings per share, please see Appendix B attached to this proxy statement.

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In February 2013, the Committee granted stock-settled stock appreciation rights (SSARs), time-vested restricted stock units (RSUs) and performance-vested restricted stock units (PVRSUs) to Mr. Holmes, our CEO, and RSUs and PVRSUs to our other named executive officers in the amounts listed in the Grants of Plan-Based Awards Table below.

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In February 2013, the Committee approved the factors to be used to determine any potential 2013 annual incentive compensation for our named executive officers. These factors are described below under Annual Incentive Compensation.

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In February 2013, the Committee approved 2013 executive perquisites. Named executive officer compensation for 2013 attributable to perquisites is described in the All Other Compensation Table below.

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In May 2013, the employment agreement of Mr. Holmes, our Chairman and CEO, was amended to extend the term of his employment until July 2015. In March 2013, the employment agreement of Mr. Hanning, CEO, Wyndham Vacation Ownership, was amended to increase his annual base salary and target annual incentive compensation opportunity. The terms of the employment agreements with our named executive officers are described below under Agreements with Named Executive Officers.

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In May 2013, more than 87% of the shares voted on our Say-on-Pay Vote at our 2013 Annual Meeting of Shareholders were cast in support of the compensation of our named executive officers as described in our 2013 proxy statement.

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In February 2014, the Committee approved and we paid our named executive officers 2013 annual incentive compensation in the amounts listed in the Summary Compensation Table.

Total Compensation Strategy

We employ a Total Compensation Strategy designed to achieve the following objectives:

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Attract and retain superior senior management talent. We believe that attracting and retaining superior senior managers are integral to our ongoing success. Our named executive officers possess extensive experience in our business and the hospitality industry segments in which we compete and demonstrate the exceptional leadership skills and commitment to excellence that we believe are critical for our company. Accordingly, our Total Compensation Strategy is designed in part to promote a long-term commitment from our named executive officers.

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Provide our executives with compensation that is consistent and competitive with compensation provided by comparable hospitality, service, franchise and brand portfolio companies. We provide our named executive officers with total target compensation, consisting of base salary, cash-based annual incentive compensation and equity-based long-term incentive compensation, that is generally consistent with the market median but may approach the 75th percentile of our peer group. We also provide our named executive officers with perquisites which we believe are consistent with our peers and health, welfare and retirements benefits which are reviewed on a company-wide basis and are deemed to be market competitive.

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Support a high-performance environment by linking compensation with performance. Our key goals are to increase our earnings, cash flow and shareholder value. Consistent with these goals, we believe a significant portion of our executive compensation should be contingent on actual results. Accordingly, compensation levels are strongly influenced by corporate, business unit and individual performance.

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Support a long-term focus for our executives that aligns their interests with the interests of our shareholders. Long-term incentive compensation is intended to align the interests of our named executive officers with those of our shareholders as well as support our goal of retaining our key personnel.

Compensation Committee Matters

Wyndham Worldwide Compensation Committee.    The Committee is responsible for providing oversight on executive compensation policies and programs consistent with corporate objectives and shareholder interests. The Committee operates under a written charter adopted by the Board. The Committee reviews the charter on an annual basis. The Committee's membership is determined by the Board and is composed entirely of independent Directors. The Committee Chair reports at our Board meetings on Committee actions and recommendations.

Executive Compensation Consultant.    For 2013, Aon Hewitt was retained by the Committee as a third-party advisor to provide independent advice, research and evaluation related to executive compensation and was paid approximately $131,000 for its services during 2013. In this capacity, the Committee utilizes reports and analyses prepared by Aon Hewitt. Aon Hewitt was retained to provide the Committee with competitive market pay analyses including compensation measurement services, peer group proxy data studies and market trends.

Wyndham Worldwide has historically engaged affiliates of Aon Hewitt for insurance brokerage and actuarial services. In this capacity, management engaged Aon Risk Services, Inc., without Board involvement, to provide insurance brokerage and actuarial services to Wyndham Worldwide during 2013. We paid approximately $1,190,000 to Aon Risk Services, Inc. for these services during 2013, which amount was offset by commissions paid to Aon Risk Services, Inc. by insurance carriers for placing Wyndham Worldwide policies.

Aon Hewitt has in place policies and procedures designed to prevent conflicts of interest and safeguard the independence of its executive compensation consulting advice. These policies and procedures include segregation of executive compensation services in a separate business unit with performance results of that unit measured solely based on the executive compensation services, clearly defined engagements with compensation committees separate from any other services provided, management of multiservice client relationships by separate account executives, no incentives provided for cross-selling of services and no more favorable terms offered to companies due to the retention of Aon Risk Services, Inc. for additional services. The Committee reviewed the independence of Aon Hewitt and considered this relationship. Based on its review, the Committee concluded that no conflict of interest was raised by the services provided by Aon Risk Services, Inc. and determined that the executive compensation advice received from Aon Hewitt is objective and independent.

Management's Role.    Our management plays a significant role in our executive compensation process including evaluating executive performance and recommending base salary merit increases, performance factors for annual incentive compensation and long-term incentive compensation for the named executive officers other than our CEO. Our CEO works with the Committee to establish the agenda for Committee meetings and management prepares and distributes meeting information to Committee members. Our CEO also participates in Committee meetings at the Committee's request to provide background information regarding our strategic objectives, his evaluation of the performance of the senior executives and compensation recommendations for senior executives other than himself. Our CEO is not involved in setting his own compensation, which is the exclusive responsibility of the Committee.

Compensation Committee Discretion.    For 2013, while the Committee reviewed management's recommendations, the Committee retained discretion over all elements and levels of the named executive officers' compensation. For 2013, the Committee generally based its decisions on a combination of management's recommendations other than for our CEO and the external market data provided by our management and compensation consultant.

Committee Consideration of Say-on-Pay Vote.    We currently hold an advisory vote on the compensation of our named executive officers (Say-on-Pay Vote) on an annual basis in accordance with the preference expressed by our shareholders at our 2011 annual meeting regarding the frequency of the Say-on-Pay Vote. At our 2013 Annual Meeting, more than 87% of the shares voted on our Say-on-Pay Vote were cast in support of the compensation of our named executive officers as described in the 2013 proxy statement. The Committee reviewed the outcome of the 2013 advisory vote and continues to believe that the level of support affirms our current executive compensation structure and program. Accordingly, no changes have been made to our executive compensation program as a result of last year's Say-on-Pay Vote. In the future the Committee will continue to review our executive compensation program taking into consideration the outcome of our Say-on-Pay Votes and other relevant factors in making compensation decisions for our named executive officers.

Annual Evaluation and Compensation Risk Assessment.    An important aspect of the Committee's work relates to the annual determination of compensation for our named executive officers. The Committee meets each year to review the performance of the named executive officers and review, consider and approve any potential increases in base salaries, annual incentive compensation, grants of long-term incentive compensation and perquisites.

As part of its annual review, the Committee also reviews the potential for any material risks arising from or relating to our compensation programs. Based on this review, the Committee believes that our compensation programs do not encourage excessive risk-taking by our executives or employees and are not reasonably likely to have a material adverse effect on Wyndham Worldwide. In reaching its conclusion, the Committee considered the following aspects of our compensation programs believed to encourage the management of our business in a prudent manner:

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The Committee reviews and compares executive compensation against our peer group to confirm that compensation is within an acceptable range relative to the external market.

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Our performance-based compensation is in large part keyed to our earnings, aligning interests of shareholders and management, and designed to improve our core operating results as opposed to using leverage or other high risk strategies.

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Our annual incentive compensation opportunities are capped at a specified maximum as a countermeasure to excessive risk-taking.

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Our commission-based sales programs are monitored by management for compliance with law and internal policies.

Employment Agreements

We entered into employment agreements with each of the named executive officers the terms of which form the basis of the named executive officers' compensation elements and levels. The compensation elements and levels provided under the agreements are reviewed at the inception, annually and for renewals of each agreement by management, our compensation consultant and the Committee against the peer group data described below under Compensation Review and Benchmarking. As a result of this review, in May 2013, the employment agreement of Mr. Holmes was amended to extend the term of his employment for a period of two years. In March 2013, the employment agreement of Mr. Hanning was amended to increase his base salary rate from $690,000 to $715,000 and his target annual incentive compensation award opportunity from $700,000 to $800,000 effective for 2013 based on his exceptional performance. In March 2013, the employment agreement of Mr. Danziger was amended to extend the term of his employment for a one year period until November 2014. Mr. Danziger's employment with Wyndham Worldwide ceased in March 2014. The terms of the employment agreements are described below under Agreements with Named Executive Officers.

Compensation Review and Benchmarking

Management and the Committee believe that information regarding compensation practices at other companies is useful in evaluating the compensation of our named executive officers. Management and the Committee recognize that our compensation practices must be competitive in the market to attract and retain superior senior managers. In addition, this market information is a factor that management and the Committee consider in assessing the reasonableness of the compensation of our executives.

The Committee utilized the peer group of companies listed below, as previously recommended by our compensation consultant and approved by the Committee, based on one or more of the following criteria: companies or divisions within companies in generally the same industry or business as Wyndham Worldwide; companies that were similar in size to Wyndham Worldwide in terms of revenues and market value; companies used by analysts to compare Wyndham Worldwide's financial performance; organizations with a global presence; organizations with which we compete for executive talent; and organizations in similar markets or with a similar business model such as non-hospitality companies that have franchise and brand portfolio operations.

Our peer group for 2013 executive compensation benchmarking consisted of the following companies:

American Express Company	Intercontinental Hotels
Carnival Corporation & Plc	Marriott International, Inc.
Choice Hotels International, Inc.	MGM Mirage
Colgate Palmolive Company	Royal Caribbean Cruises Ltd.
Darden Restaurants, Inc.	Starbucks Corporation
Expedia Inc.	Starwood Hotels & Resorts Worldwide, Inc.
Gaylord Entertainment Company	The Walt Disney Company
Host Hotels & Resorts, Inc.	Wynn Resorts, Limited
Hyatt Hotels Corp.	Yum Brands, Inc.

In February 2013, our compensation consultant conducted a competitive review of the compensation elements and levels of our named executive officers using this peer group. As part of this review, our compensation consultant prepared and management provided the Committee with total compensation summaries and tally sheets for the named executive officers together with related peer group data. The objectives of the compensation review were to compare for consistency the compensation of our executives to that of similarly-situated executives and ensure that our compensation practices and elements are consistent with our Total Compensation Strategy. Our compensation consultant's review of peer group compensation included the following compensation elements using the most recently filed proxy statements for each peer company: base salary, annual incentive compensation, time-based long-term incentive compensation, total cash compensation and total compensation. Compensation levels were obtained for the peer group median, average, 25th and 75th percentiles for each compensation element at target level performance (excluding for this purpose premium levels of performance under our annual and long-term incentive compensation programs) to provide an understanding of our compensation practices against competitive pay practices.

Using this competitive review and consistent with our Total Compensation Strategy, we broadly target total compensation (consisting of base salary, annual incentive compensation and long-term incentive compensation) to be consistent with the market median but may approach the 75th percentile of the peer group. However, the Committee does not view this benchmark as a rigid standard. While the Committee conducts this review, it views benchmarking simply as one factor in making compensation decisions for our named executive officers as it does not account for factors such as past performance, future potential, recruiting and retention needs, succession planning, experience or scope of responsibility. As a result, our named executive officers' target compensation opportunities as well as actual total compensation may be above or below targeted levels based on these factors. The Committee's review of peer group data in 2013 confirmed that actual total compensation paid to our named executive officers was at or below the 75th percentile based on strong operating performance and consistent with our Total Compensation Strategy benchmark.

On an annual basis our compensation consultant also reviews the general framework and elements of our executive compensation program. Based on this review, our consultant advised management and the Committee that the elements of compensation that we provide our named executive officers are consistent with the compensation elements provided by our peer group companies. As part of this review, our compensation consultant prepared tally sheets for each named executive officer. In addition to reviewing market data, the Committee reviews these tally sheets which identify the value of each compensation element, including base salary, annual incentive compensation, long-term incentive compensation, benefits and the value of severance and change-in-control payments under various termination and change-in-control scenarios. Reviewing the tally sheets helps the Committee to balance the various compensation elements so that no single element is too heavily weighted and there is an appropriate mix between fixed and variable compensation and short-term and long-term compensation to ensure alignment with our Total Compensation Strategy. As each compensation element has different objectives as discussed below, Committee review and determinations with respect to one element generally do not influence decisions regarding the other elements to the extent total compensation is consistent with our Total Compensation Strategy. Further given the significant scope and responsibilities of our CEO, which are greater than those of our other named executive officers, the Committee believes any differences between the individual compensation elements and the total compensation of our CEO and the other named executive officers are appropriate.

Base Salary

Consistent with our Total Compensation Strategy, we provide base salaries designed to attract and retain our named executive officers and provide them with a base level of income. For 2013 base salary merit increases, management provided the Committee with a market assessment of annual salary increases utilizing external market data from World at Work, Aon Hewitt, Towers Watson and Mercer annual salary increase surveys. We based the 2013 merit increases on this market analysis and a review of the 2012 individual performance of the named executive officers. To review the individual performance of our named executive officers, senior management (or in the case of our CEO, the Committee) reviews the executives' individual contributions and personal leadership together with their performance on corporate or business unit strategic objectives including business development, business drivers and cost reduction initiatives.

In February 2013, the Committee approved 2013 base salary merit increases for each of our named executive officers that were effective February 23, 2013 based on their performance evaluations and maintaining market competitiveness. For 2013, we paid our named executive officers the base salaries listed in the Summary Compensation Table below.

Annual Incentive Compensation

Consistent with our Total Compensation Strategy, we provide cash-based annual incentive compensation designed to create incentives for the named executive officers to drive our short-term financial and operating performance and thus create value for our shareholders.

In February 2013, management recommended and the Committee approved a combination of factors to determine potential 2013 annual incentive compensation for our named executive officers including actual total company (corporate) and/or business unit Earnings Before Interest and Taxes (EBIT), as adjusted, a standard measure of our profitability, as measured against target EBIT established at the beginning of the plan year, as adjusted; and a target award opportunity generally expressed as a percentage of the executive's base salary. An executive's annual incentive compensation may be higher or lower than target annual incentive compensation depending on corporate and/or business unit performance. The maximum annual incentive award opportunity for our named executive officers under the annual incentive compensation program is 150% of the target award opportunity.

The EBIT targets set for the corporation and its business units are recommended by management subject to approval by the Committee and are based on operating budgets that reflect our strategic plan. The EBIT targets may be adjusted to reflect potential unusual or extraordinary events and items such as restructuring costs and impairments. Consistent with our Total Compensation Strategy, we believe that the EBIT targets set appropriate goals for our executives to achieve earnings growth and create shareholder value. We further believe that using our annual incentive compensation program to provide incentives to our named executive officers to exceed the EBIT targets and accomplish our strategic objectives is an important tool to implement our Total Compensation Strategy.

Following the completion of each year, the Committee reviews the corporate and business unit operating results achieved against the pre-established financial targets approved by the Committee. In addition, as a threshold matter, to ensure that the performance of the individual executives is at the high level expected, senior management reviews with the Committee (or in the case of our CEO, the Committee itself reviews) each executive's individual contributions and personal leadership together with their performance on corporate or business unit strategic objectives, business drivers, business development and other initiatives as applicable. If based on this review, the executive's performance did not meet expectations, the Committee may use its discretion to deny or adjust downward the executive's annual incentive compensation award.

Under our 2013 annual incentive program, the pre-established performance tiers ranged from 97% up to 107.5% of the adjusted EBIT target for the corporation and each business unit, with corresponding payout levels ranging, respectively, from 25% of the target award opportunity up to a maximum of 150% of the target award opportunity. Payout level is interpolated where performance is achieved between the specified performance tiers, subject to the 150% maximum payout. Performance achievement below 97% of the adjusted EBIT target for the corporation or a business unit results in no payout with respect to any portion of the award based on such corporate or specific business unit's performance.

For 2013, the corporate adjusted EBIT target was $918.0 million and actual adjusted corporate EBIT was $970.4 million or 105.7% of the adjusted target. Annual incentive compensation paid to Mr. Holmes and Mr. Conforti was weighted 100% on the corporate results. The Committee reviewed the corporate results together with Mr. Holmes' individual performance and determined that he receive 2013 annual incentive compensation at 147% of target. Management reviewed the corporate results together with Mr. Conforti's individual performance and recommended to the Committee that he receive 2013 annual incentive compensation at 147% of target.

For 2013, the Wyndham Exchange & Rentals (WER) adjusted EBIT target was $270.6 million and actual WER adjusted EBIT was $283.3 million or 104.7% of the adjusted target. Annual incentive compensation paid to Mr. Ballotti was weighted 25% on the corporate results and 75% on the WER results. Management reviewed the WER and corporate results together with Mr. Ballotti's individual performance and recommended to the Committee that he receive 2013 annual incentive compensation at 141% of target.

For 2013, the Wyndham Hotel Group (WHG) adjusted EBIT target was $240.9 million and actual WHG adjusted EBIT was $244.6 million or 101.6% of the adjusted target. Annual incentive compensation paid to Mr. Danziger was weighted 25% on the corporate results and 75% on the WHG results. Management reviewed the WHG and corporate results together with Mr. Danziger's individual performance and recommended to the Committee that he receive 2013 annual incentive compensation at 119% of target.

For 2013, the Wyndham Vacation Ownership (WVO) adjusted EBIT target was $546.7 million and actual WVO adjusted EBIT was $585.3 million or 107.1% of the adjusted target. Annual incentive compensation paid to Mr. Hanning was weighted 25% on the corporate results and 75% on the WVO results. Management reviewed the WVO and corporate results together with Mr. Hanning's individual performance and recommended to the Committee that he receive 2013 annual incentive compensation at 149% of target.

The Non-Equity Incentive Plan column of the Summary Compensation Table below lists the annual incentive compensation we paid our named executive officers for 2013.

Long-Term Incentive Compensation

Consistent with our Total Compensation Strategy, we provide our named executive officers with long-term incentive compensation to create incentives to achieve share price appreciation and encourage retention. Accordingly, 2013 long-term incentive compensation for our named executive officers focused on aligning their interests with those of shareholders, achieving competitiveness with the external market, rewarding key talent contributions and retention. Long-term incentive compensation is granted under our 2006 Equity and Incentive Plan, as amended. Our compensation consultant and the Committee periodically review our plan design to confirm its consistency with our peers with respect to items such as long-term incentive mix prevalence and vesting provisions. Additionally, due to the large portion of our named executive officers' total target compensation that is attributable to long-term incentive compensation, our compensation consultant and the Committee reviewed long-term incentive amounts exclusive of our long-term incentive plan (LTIP) modifier awards against peer data and confirmed consistency with our Total Compensation Strategy.

Management annually recommends and the Committee approves an aggregate budget available for long-term incentive compensation. For 2013, the aggregate budget was allocated based on the relative number of eligible executives in corporate services and the business units. Long-term incentive compensation is then recommended by management (other than for our CEO, which is determined by the Committee) and granted by the Committee to the named executive officers based on individual performance review, tenure, scope of responsibility and future potential. Elements of individual performance considered by the Committee in such review include corporate or business unit results of operations, achievement of strategic objectives and leadership characteristics.

Based on these factors, the Committee determined our CEO's 2013 annual long-term incentive award to be in the form of 25% SSARs and 75% RSUs plus an LTIP modifier in the form of PVRSUs. For our other named executive officers, annual long-term incentive awards were granted in the form of RSUs plus an LTIP modifier in the form of PVRSUs. As discussed below, PVRSUs are viewed as a modifier of the annual long-term incentive awards because premium performance in excess of target must be achieved in order for any portion of the PVRSUs to be earned.

A SSAR is similar to a stock option and represents the right to receive a number of shares of common stock equal in value to the excess of the fair market value of a share of our common stock on the date of exercise over the exercise price of the SSAR and provides the executive incentive to drive long-term share price appreciation.

A RSU represents the right to receive a share of our common stock on a set vesting date subject to continued employment and provides the executive incentive to drive share price appreciation while encouraging executive retention.

A PVRSU represents the right to receive a share of our common stock on a set vesting date subject to achievement of pre-established earnings per share performance goals and continued employment. Vesting of PVRSUs is contingent upon achievement of premium levels of adjusted earnings per share performance over a cumulative three-year period as follows and where performance is achieved between these specified performance tiers the number of vested PVRSUs is interpolated:

Performance Achievement as % of Cumulative Adjusted EPS Target	Level of Vesting as % of Total PVRSUs
100%	0% of PVRSUs
102%	25% of PVRSUs
104%	50% of PVRSUs
106%	75% of PVRSUs
108%	100% of PVRSUs (maximum)

The total cost of PVRSUs is fully funded by achievement of these premium earnings per share growth performance targets. No shares will be earned pursuant to these awards if our earnings per share performance does not exceed 100% of target performance at the end of the cumulative three-year performance period. In select circumstances, the budgeted earnings per share targets may be adjusted for special items as specified at the outset of the performance period. Subject to achievement of performance tiers, vesting occurs on the third anniversary of the grant date or later upon certification of results by the Committee. Our PVRSUs are designed to strengthen pay-for-performance, further align the interests of management and our shareholders and retain senior management personnel over the long-term.

The performance goals for our PVRSUs are set by the Committee at a premium to our projected target earnings growth under our operating budgets. Because no PVRSUs will be earned unless performance achievement is in excess of target performance, the probable outcome with respect to these awards on the grant date is that no shares will be earned. Accordingly, the Committee believes that the premium earnings per share performance targets are consistent with the Committee's goal of making the performance goals for our PVRSUs challenging but achievable.

Consistent with the objectives described above, in February 2013, the Committee granted SSARs, RSUs and PVRSUs to Mr. Holmes and RSUs and PVRSUs to each of our other named executive officers in the amounts listed in the Grants of Plan-Based Awards Table below.

In 2011 our first PVRSU awards were granted covering a three-year performance period including years 2011, 2012 and 2013. In February 2014, these PVRSUs vested at the maximum level due to strong earnings growth and operational management which drove above target three-year cumulative earnings per share achievement over the performance period.

The 2013 Outstanding Equity Awards at Fiscal Year End Table provides additional information regarding the results of our 2011 PVRSU awards and performance through 2013 year end with respect to outstanding PVRSU awards granted in 2012 and 2013.

Perquisites

We provide our named executive officers with perquisites that management and the Committee believe are reasonable, competitive and consistent with our Total Compensation Strategy. Management and the Committee believe that our perquisites help us to retain highly talented managers and allow them to operate more effectively.

In February 2013, management provided the Committee with and the Committee reviewed a market assessment of competitive perquisite practices utilizing widely available market data publications from Aon Hewitt and other compensation consultants. Based on this information, the Committee found our 2013 executive perquisites to be consistent with market practices.

In February 2013, the Committee approved perquisites for the named executive officers including a leased automobile and financial planning services. For certain perquisites the executive receives a tax gross-up payment, which means the executive receives additional compensation to reimburse them for the amount of taxes owed on the compensation imputed for the perquisite. As permitted under his employment agreement, for 2013 we provided Mr. Holmes with personal use of company aircraft for which we imputed income without a tax gross-up. The All Other Compensation Table below lists compensation attributable to perquisites provided to the named executive officers for 2013.

Deferred Compensation Plans

Officer Deferred Compensation Plan.    Our nonqualified officer deferred compensation plan permits named executive officers to defer base salary and annual incentive compensation. We match executive contributions to the plan up to 6% of base salary and annual incentive compensation. The executive makes an irrevocable deferral election prior to the beginning of the calendar year. The executive may elect a single lump-sum payment of his or her account or may elect payments in annual installments up to ten years. The participant's entire account balance is 100% vested. The contributions to our officer deferred compensation plan applicable to our named executive officers are listed below in the Nonqualified Deferred Compensation Table.

401(k) Plan.    We provide all employees, including our named executive officers, with a 401(k) plan. Our 401(k) plan permits named executive officers to defer base salary. We provide named executive officers and other participants a company match of base salary contributed up to 6% of base salary. The company match is 100% vested.

Savings Restoration Plan.    We make available to our named executive officers a savings restoration plan, which allows executives to defer compensation in excess of the amounts permitted by the Internal Revenue Code of 1986, as amended (Code), under our 401(k) plan, but there are no matching contributions for these deferrals. None of our named executive officers have a balance under our Savings Restoration Plan.

Severance Arrangements

The employment agreements of our named executive officers provide for payments as a percentage of base salary and annual incentive compensation as well as accelerated vesting of specified long-term incentive grants, and in the case of PVRSUs vesting based on performance during a specified period, if the executive's employment is terminated without cause or for a constructive discharge. These payments and terms are discussed below under Agreements with Named Executive Officers and Potential Payments on Termination or Change-in-Control.

The severance terms for the named executive officers were established in connection with their employment agreements consistent with peer group market practices and data provided by our compensation consultant. We believe these arrangements are necessary to attract and retain our executives and ensure the continuity of management. The primary focus of the severance terms is generally on the termination of employment and thus the value of these terms arises only in the context of imminent termination. The severance terms do not enhance an executive's current income and therefore are independent of the peer group data review.

Change-in-Control Arrangements

The named executive officers receive payments only if their employment is terminated without cause or for constructive discharge following a change-in-control. In addition, our named executive officers are not entitled to any excise tax gross-up in connection with their change-in-control arrangements. Previously, our CEO's employment agreement provided him with the right to elect to terminate employment and receive severance solely upon the occurrence of a change-in-control as well as an excise tax gross-up; however, the 2009 amendment to his agreement eliminated each of these features from his change-in-control arrangement.

The payments and terms of our named executive officers' change-in-control arrangements are discussed below under Agreements with Named Executive Officers and Potential Payments on Termination or Change-in-Control. In addition, long-term incentive compensation grants made to all eligible employees, including the named executive officers, fully vest on a change-in-control.

The change-in-control terms for the named executive officers were established in connection with their employment agreements consistent with peer group market practices and data provided by our compensation consultant. Since a potential change-in-control transaction generally results in increased shareholder value, the Committee believes that it is important to provide incentives to motivate the named executive officers to pursue and complete a potential transaction should it arise and ensure retention. Like the severance arrangements, the value of the change-in-control arrangements arises only in the context of an imminent change-in-control. The terms do not enhance the named executive officers' current income and therefore are independent of the annual peer group data review.

Executive Officer Stock Ownership Guidelines

Our Executive Officer Stock Ownership Guidelines are intended to align further the financial interests of executive officers with the interests of shareholders. The guidelines require our named executive officers to own our common stock with a market value at least equal to the following multiples: CEO: 4 times base salary; and Business Unit CEO and our CFO: 2 times base salary. Stock ownership meeting the guidelines includes common stock and RSUs but excludes PVRSUs. As of December 31, 2013, all of the named executive officers exceeded these stock ownership requirements.

Hedging Policy

Our insider trading policy contains restrictions on transactions in our securities by our Directors, executive officers and other employees who have regular access to material nonpublic information in the normal course of their duties. Under this policy, these parties are prohibited from entering into derivative transactions, including put or call options, with respect to our securities and from engaging in short sales or equity swaps with respect to our securities. In addition, all transactions in our securities by these persons must be pre-cleared by our securities compliance personnel.

 Impact of Tax Considerations

As a general matter, the Committee considers the tax implications of our executive compensation program. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation in excess of $1,000,000 paid to the CEO and certain named executive officers during any taxable year unless such compensation is performance-based and meets certain requirements. One of the Committee's primary goals is to establish and maintain an effective executive compensation program consistent with our Total Compensation Strategy. As part of this goal, the Committee may determine that it is appropriate and in our best interest as well as the best interests of our shareholders to have the flexibility to pay compensation that is not performance-based for Section 162(m) purposes in order to achieve the objectives of our executive compensation program.

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. We recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

COMPENSATION COMMITTEE

The Right Honourable Brian Mulroney (Chair)
Myra J. Biblowit
Pauline D.E. Richards

2013 Summary Compensation Table

The following table describes compensation paid to our named executive officers for 2013, 2012 and 2011.

Name & Principal Position	&zwsp;	Year	&zwsp;	Salary ($)	&zwsp;	Bonus ($)		&zwsp;	Stock Awards ($)(a)	&zwsp;	Option Awards ($)(a)	&zwsp;	Non-Equity Incentive Plan Compensation ($)(b)	&zwsp;	All Other Compensation ($)(c)		&zwsp;	Total ($)		&zwsp;

Stephen P. Holmes		2013		1,451,932		--			5,250,000		1,750,000		4,268,679		818,321			13,538,932

Chairman and Chief Executive Officer		2012		1,235,305		--			4,500,000		1,500,000		3,458,855		1,471,495	(e)		12,165,655	(e)

		2011		1,164,856		--			4,125,000		1,375,000		3,494,568		505,393	(e)		10,664,817	(e)

Geoffrey A. Ballotti		2013		654,237		--			2,500,000		--		922,474		246,725			4,323,436

President and Chief Executive Officer,		2012		624,240		--			2,200,000		--		747,527		505,383			4,077,150

Wyndham Exchange & Rentals		2011		594,616		--			2,000,000		--		891,925		227,945			3,714,486

Eric A. Danziger		2013		572,127		--			2,000,000		--		677,970		249,029			3,499,126

President and Chief Executive Officer,		2012		554,820		--			2,000,000		--		818,360		258,595			3,631,775

Wyndham Hotel Group		2011		528,966		--			1,800,000		--		793,449		178,644			3,301,059

Franz S. Hanning		2013		710,027		--			2,500,000		--		1,194,000		202,402			4,606,429

President and Chief Executive Officer,		2012		684,230		--			2,500,000		--		1,032,500		458,385			4,675,115

Wyndham Vacation Ownership		2011		654,237		275,000	(d)		2,200,000		--		1,050,000		178,775	(e)		4,358,012	(e)

Thomas G. Conforti		2013		625,202		--			2,400,000		--		919,047		341,124			4,285,373

Executive Vice President and		2012		599,236		--			2,200,000		--		838,931		222,706			3,860,873

Chief Financial Officer		2011		566,933		--			2,000,000		--		850,399		208,841			3,626,173

(a)
Represents the aggregate grant date fair value of equity awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). A discussion of the assumptions used in calculating the fair value of such awards may be found in Note 19 to our 2013 audited financial statements of our annual report on Form 10-K filed with the SEC on February 14, 2014.

No grant date fair value is attributable to PVRSU awards under ASC 718 due to the fact that no amount will be earned under these awards at target performance. Performance results must exceed 100% of target performance in order for any PVRSUs to be earned and must meet 108% of target performance in order for the maximum number of PVRSUs to be earned. The grant date fair value of PVRSU awards granted in 2013 assuming maximum achievement of performance goals is as follows: Mr. Holmes, $5,250,000; Mr. Ballotti, $1,250,000; Mr. Danziger, $1,000,000; Mr. Hanning, $1,250,000 and Mr. Conforti, $1,200,000.

The actual value realized by each individual with respect to his PVRSU awards will depend on the number of shares earned based on our actual performance over the cumulative three-year performance period measured against the performance goals established at the time of grant. The Outstanding Equity Awards at 2013 Fiscal Year-End Table below provides information on PVRSU awards made in 2011, 2012 and 2013 based on performance through December 31, 2013.

(b)
For 2013, represents annual incentive compensation for 2013 paid in 2014. For 2012, represents annual incentive compensation for 2012 paid in 2013. For 2011, represents annual incentive compensation for 2011 paid in 2012.

(c)
See All Other Compensation Table below for a description of compensation included in this column.

(d)
Represents cash bonus payment in recognition of exceptional performance in 2011.

(e)
Amounts have been adjusted to reflect the aggregate incremental cost to Wyndham Worldwide of personal aircraft use in lieu of rates used for imputing taxable income to an executive for personal aircraft use. For 2012, the amount reported for Mr. Holmes reflects an increase of $43,126 in total compensation as a result of the adjustment. For 2011, the amounts reported for Mr. Holmes and Mr. Hanning reflect a decrease of $1,372 and $20,525, respectively, as a result of the adjustment.

2013 All Other Compensation Table

The All Other Compensation column in the Summary Compensation Table above includes the following for 2013.

	&zwsp;	Mr. Holmes ($)	&zwsp;	Mr. Ballotti ($)	&zwsp;	Mr. Danziger ($)	&zwsp;	Mr. Hanning ($)	&zwsp;	Mr. Conforti ($)	&zwsp;
Personal use of company aircraft (a)		219,717		--		--		--		--
Company automobile (b)		25,384		21,917		19,821		18,677		18,745
Financial planning services (c)		14,400		10,695		--		10,695		10,695
Spousal travel (c)		8,732		8,535		7,809		9,076		9,063
401(k) company match		--		15,019		--		15,300		15,300
Deferred compensation company match		343,237		94,603		34,328		42,760		92,655
Dividends (d)		156,523		79,964		173,226		83,994		146,191
Executive medical/annual physical (e)		530		--		2,950		2,950		13,977
Aggregate tax gross-up (f)		49,798		15,992		10,895		18,950		34,498
Total		818,321		246,725		249,029		202,402		341,124

(a)
The value shown for personal use of company aircraft is the aggregate incremental cost to Wyndham Worldwide of such use based on the average variable operating cost per hour flown which includes fuel costs, repositioning, landing and parking fees, catering expenses, and associated air crew lodging and related expenses. Fixed costs that do not change based on usage such as crew salaries, insurance and maintenance are not included.

(b)
Aggregate incremental cost to us of automobile benefit calculated as the aggregate company payment less any executive contribution. The amounts for company payment include insurance and other charges and exclude tax gross-up described below.

(c)
Amounts exclude tax gross-up described below.

(d)
Dividends paid on vesting of RSUs.

(e)
Aggregate incremental cost to us of annual physical exams for our named executive officers as well as insurance premiums paid in connection with executive medical benefits.

(f)
Aggregate tax gross-up consisted of the following: Mr. Holmes, automobile, $25,276, financial planning, $15,507 and spousal travel, $9,015; Mr. Ballotti, automobile, $1,043, financial planning, $5,758 and spousal travel, $9,191; Mr. Danziger, automobile, $2,485 and spousal travel, $8,410; Mr. Hanning, automobile, $8,527, financial planning, $3,864 and spousal travel, $6,559; and Mr. Conforti, automobile, $18,980, financial planning, $5,758 and spousal travel, $9,760.

2013 Grants of Plan-Based Awards Table

The following table summarizes grants of plan-based awards made to the named executive officers in 2013.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards (a)			All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option

		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)		Options (#)		Awards ($/Sh)	Awards ($)
Mr. Holmes	2/28/13							87,151	(b)				5,250,000

	2/28/13									87,807	(c)	60.24	1,750,000

	2/28/13				1	43,576	87,151						0

	(d)	750,000	3,000,000	4,500,000
Mr. Ballotti	2/28/13							41,500	(b)				2,500,000

	2/28/13				1	10,375	20,750						0

	(d)	165,000	660,000	990,000
Mr. Danziger	2/28/13							33,200	(b)				2,000,000

	2/28/13				1	8,300	16,600						0

	(d)	143,750	575,000	862,500
Mr. Hanning	2/28/13							41,500	(b)				2,500,000

	2/28/13				1	10,375	20,750						0

	(d)	200,000	800,000	1,200,000
Mr. Conforti	2/28/13							39,840	(b)				2,400,000

	2/28/13				1	9,960	19,920						0

	(d)	157,500	630,000	945,000

(a)
Represents the potential threshold and maximum number of PVRSUs that may be earned under our 2013 long-term incentive program for above target performance. Target in this table represents the mid-point of the range of shares that the named executive officer may earn and does not represent the number of shares earned for achievement of target earnings per share performance, as achievement of target performance would result in zero payout. No shares will be earned pursuant to these awards if our earnings per share performance does not exceed 100% of target performance at the end of the cumulative three-year performance period. Vesting of the PVRSUs is contingent upon achievement of premium levels of adjusted earnings per share performance over a cumulative three-year period as follows: 100% of PVRSUs (maximum) will vest if premium performance of 108% of target is achieved, 75% will vest if premium performance of 106% of target is achieved, 50% will vest if premium performance of 104% of target is achieved, 25% will vest if premium performance of 102% of target is achieved and 0% will vest if performance is at or below 100% of target. Where premium performance is achieved between the specified performance tiers the number of vested PVRSUs is interpolated.

The actual number of PVRSUs earned pursuant to these awards will be determined and paid following the completion of the three-year performance period based on our actual performance against the performance goal established at the time of grant as adjusted. PVRSUs, if earned, convert to our common stock on a one-for-one basis.

(b)
Grant of RSUs, which vest ratably over a period of four years on each anniversary of February 27, 2013.

(c)
Grant of SSARs, which vest ratably over a period of four years on each anniversary of February 27, 2013. Number of SSARs calculated by dividing the grant date fair value by the fair value of such rights on the date of grant as determined using the Black-Scholes formula. A discussion of the assumptions used in calculating the fair value of such rights may be found in Note 19 to our 2013 audited financial statements of our annual report on Form 10-K filed with the SEC on February 14, 2014.

(d)
Represents potential threshold, target and maximum annual incentive compensation for 2013. Amounts actually paid for 2013 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

Under our 2006 Equity and Incentive Plan, all grants set forth in the table fully vest on a change-in-control. Dividends paid on our common stock are credited for unvested RSUs and are paid in cash on vesting. Dividends credited with respect to unvested PVRSUs are paid in cash on vesting only to the extent the underlying shares are earned based on achievement of premium performance targets.

Outstanding Equity Awards at 2013 Fiscal Year-End Table

The following table summarizes the number of securities underlying outstanding plan awards for the named executive officers as of December 31, 2013.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested		Equity Incentive Plan Awards: Market Value of Unearned Shares, or Units That Have Not Vested
	Exercisable	Unexercisable		($)		(#)		($)(a)	(#)		($)(a)

Mr. Holmes	179,726			31.85	08/01/16

	500,000			3.69	02/27/15

	108,255	36,086	(b)	22.84	02/24/16

	61,274	61,275	(c)	30.61	02/24/17

	24,445	73,338	(d)	44.57	03/01/18

	0	87,807	(e)	60.24	02/28/19	41,047	(f)	3,024,753

						67,380	(g)	4,965,232

						75,723	(h)	5,580,028

						87,151	(i)	6,422,157

									89,839	(j)	6,620,236

									67,309	(k)	4,960,000

									43,576	(l)	3,211,115

Mr. Ballotti						21,892	(f)	1,613,222

						32,669	(g)	2,407,379

						37,020	(h)	2,728,004

						41,500	(i)	3,058,135

									32,669	(j)	2,407,379

									24,680	(k)	1,818,669

									10,375	(l)	764,534

Mr. Danziger						16,419	(f)	1,209,916

						29,402	(g)	2,166,633

						33,655	(h)	2,480,037

						33,200	(i)	2,446,508

									29,402	(j)	2,166,633

									22,436	(k)	1,653,309

									8,300	(l)	611,627

Mr. Hanning						21,892	(f)	1,613,222

						35,936	(g)	2,648,124

						42,069	(h)	3,100,065

						41,500	(i)	3,058,135

									35,935	(j)	2,648,050

									28,045	(k)	2,066,636

									10,375	(l)	764,534

Mr. Conforti						19,155	(f)	1,411,532

						32,669	(g)	2,407,379

						37,020	(h)	2,728,004

						39,840	(i)	2,935,810

									32,669	(j)	2,407,379

									24,680	(k)	1,818,669

									9,960	(l)	733,952

(a)
Calculated using closing price of our common stock on the New York Stock Exchange on December 31, 2013 of $73.69.
(b)
Grant of SSARs, which vest ratably over a period of four years on each anniversary of February 27, 2010.
(c)
Grant of SSARs, which vest ratably over a period of four years on each anniversary of February 27, 2011.
(d)
Grant of SSARs, which vest ratably over a period of four years on each anniversary of February 27, 2012.
(e)
Grant of SSARs, which vest ratably over a period of four years on each anniversary of February 27, 2013.
(f)
Grant of RSUs, which vest ratably over a period of four years on each anniversary of February 27, 2010.
(g)
Grant of RSUs, which vest ratably over a period of four years on each anniversary of February 27, 2011.
(h)
Grant of RSUs, which vest ratably over a period of four years on each anniversary of February 27, 2012.
(i)
Grant of RSUs, which vest ratably over a period of four years on each anniversary of February 27, 2013.
(j)
Grant of PVRSUs which vested following the conclusion of a three-year performance period ending on December 31, 2013 based on three-year cumulative earnings per share as measured against the pre-established performance tiers as adjusted. Amount reported represents the number of shares earned based on actual performance. These shares were paid out to our named executive officers following the Committee's certification of performance achievement in February 2014.
(k)
Grant of PVRSUs which vests following the conclusion of a three-year performance period ending on December 31, 2014 based on actual three-year cumulative earnings per share as measured against the pre-established performance tiers. Amount reported is based on performance through December 31, 2013 and represents the maximum number of shares which may be earned.
(l)
Grant of PVRSUs which vests following the conclusion of a three-year performance period ending on December 31, 2015 based on actual three-year cumulative earnings per share as measured against the pre-established performance tiers. Amount reported is based on performance through December 31, 2013 and represents 50% of the maximum number of shares which may be earned.

2013 Option Exercises and Stock Vested Table

The following table summarizes exercises of SSARs and vesting of RSUs by the named executive officers in 2013.

	Option Awards			Stock Awards

Name	Date	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(a)	Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(b)
Mr. Holmes	--	--	--	2/27/13	99,977	5,915,639
Mr. Ballotti	--	--	--	2/27/13	50,566	2,991,990
Mr. Danziger	11/6/13	84,841	5,339,044	--	--	--

	--	--	--	2/27/13	93,150	5,511,686
Mr. Hanning	--	--	--	2/27/13	53,881	3,188,139
Mr. Conforti	--	--	--	2/27/13	47,830	2,830,101

	--	--	--	9/8/13	24,639	1,499,530

(a)
Amounts in this column reflect the number of SSARs exercised multiplied by the difference between the closing market price and exercise price per share at exercise. The closing market price on November 6, 2013 was $67.26.
(b)
Amounts in this column reflect the number of shares vested multiplied by the closing market price per share on the vesting date (or the next trading day if the vesting date fell on a date on which there was no trading on the New York Stock Exchange) as follows: February 27, 2013, $59.17; and September 9, 2013, $60.86.

2013 Nonqualified Deferred Compensation Table

The following table provides information regarding 2013 nonqualified deferred compensation for the named executive officers under our Officer Deferred Compensation Plan. None of our named executive officers have a balance under our Savings Restoration Plan.

Name	&zwsp;	Executive Contributions in 2013 ($)(a)	&zwsp;	Company Contributions in 2013 ($)(b)	&zwsp;	Aggregate Earnings in 2013 ($)(c)	&zwsp;	Aggregate Withdrawals/ Distributions ($)	&zwsp;	Aggregate Balance at 12/31/13 ($)(d)	&zwsp;
Mr. Holmes		343,237		343,237		1,255,145		--		7,881,126
Mr. Ballotti		94,603		94,603		262,343		--		1,005,086
Mr. Danziger		34,328		34,328		104,522		--		817,960
Mr. Hanning		42,760		42,760		67,337		--		470,211
Mr. Conforti		92,655		92,655		80,668		--		515,369

(a)
All amounts are reported as 2013 compensation in the Summary Compensation Table above. Includes amounts applicable to 2013 annual incentive compensation paid in 2014.

(b)
All amounts are reported as 2013 compensation in the All Other Compensation Table above. Includes amounts applicable to 2013 annual incentive compensation paid in 2014.

(c)
Represents gains or losses in 2013 on investment of aggregate balance.

(d)
Includes amounts that were reported as compensation since 2006 as follows: Mr. Holmes, $2,942,486; Mr. Ballotti, $594,988; Mr. Danziger, $563,034; Mr. Hanning, $311,300 and Mr. Conforti, $342,660.

Our Officer Deferred Compensation Plan is described above under Compensation Discussion and Analysis. The aggregate balances of the named executive officers are invested based on the executive's investment election made at the time of enrollment. Executives may change their investment elections during the year. For 2013, we offered a choice of investment options including our common stock and money market, debt, equity and lifecycle funds.

Agreements with Named Executive Officers

The following describes our employment, termination and related arrangements with our named executive officers. Additional information regarding the termination arrangements of our named executive officers can be found under Potential Payments on Termination or Change-in-Control.

Mr. Holmes

Employment Agreement.    In July 2006, we entered into an employment agreement with Mr. Holmes with a term expiring in July 2009, which term automatically extended to July 2010 pursuant to the terms of the agreement. In December 2008 and December 2012, we executed amendments to the agreement intended to either exempt payments and benefits under the agreement from or comply with Section 409A of the Code.

In November 2009, we executed an amendment to Mr. Holmes' agreement which extended the term of his employment from July 2010 to July 2013. The amendment provides that the failure to extend Mr. Holmes' period of employment or to enter into a new employment agreement with him upon the expiration of his employment term will constitute a constructive discharge under his agreement. In addition, the amendment provides that in the event of a constructive discharge or a without cause termination, Mr. Holmes is entitled to a lump sum payment equal to 299% of the sum of his then-current base salary plus an amount equal to the highest annual incentive compensation paid to him for any of the three years immediately preceding the year in which his termination occurs, provided that in no event will the annual incentive compensation portion exceed 200% of his then-current base salary. The amendment also eliminates Mr. Holmes' right to elect to terminate employment and receive severance solely upon the occurrence of a change-in-control and eliminates his right to receive a gross-up in the event an excise tax under Section 4999 of the Code is triggered under his agreement. As amended, his employment agreement provides that in the event Section 4999 of the Code is triggered, his compensation will be reduced to $1 below the threshold that triggers excise taxes under the Code, but only to the extent that the net after-tax amount received after the reduction is higher than what he would receive if he paid the applicable excise and related taxes.

In May 2013, we executed an amendment that extended the term of Mr. Holmes' employment for a period of two years from July 31, 2013 to July 31, 2015. The amendment also included a provision clarifying the vesting of performance-based equity awards upon specified termination events.

Mr. Holmes' agreement provides for a minimum base salary of $1 million, annual incentive compensation with a target amount equal to 200% of his base salary subject to meeting performance goals, grants of long-term incentive compensation as determined by the Committee and employee benefits and perquisites generally available to our executive officers. The agreement provides Mr. Holmes and his dependents with medical, dental and life insurance benefits through the end of the year during which he reaches age 75, subject to Mr. Holmes' payment of required employee contributions.

Mr. Holmes' agreement provides that if his employment with us is terminated by us without cause or due to a constructive discharge, death or disability all of his then-outstanding equity awards will fully vest (subject to performance conditions, in the case of performance-based equity awards) and, as applicable, remain exercisable for varying periods as described in the agreement. The agreement provides for customary restrictive covenants including non-competition and non-solicitation covenants effective during the period of employment and for two years after termination of employment.

Mr. Ballotti

Employment Agreement.    In March 2008, we entered into an employment agreement with Mr. Ballotti with a term expiring in March 2011. In December 2008, we executed an amendment to the agreement intended to either exempt payments and benefits under the agreement from or comply with Section 409A of the Code. In December 2009, we executed an amendment intended to clarify certain terms regarding the amount of Mr. Ballotti's severance benefit provided under the agreement in order to address Section 162(m) of the Code. In February 2011, we executed an amendment that extended the term of Mr. Ballotti's employment from March 2011 to March 2014.

In March 2014, we announced that Mr. Ballotti, who served as president and CEO of our Wyndham Exchange & Rentals business unit during 2013, was appointed to serve as president and CEO of our Wyndham Hotel Group business unit to succeed Mr. Danziger who ceased employment with Wyndham Worldwide. This transition was effective in late March 2014. In connection with this transition, we executed an amendment to Mr. Ballotti's employment agreement that reflects his new title and extends the term of his employment from March 2014 to March 2017.

The agreement, as amended, provides for a minimum base salary of $550,000, annual incentive compensation with a target amount equal to 100% of base salary subject to meeting performance goals, annual long-term incentive compensation as determined by the Committee, relocation assistance and participation in employee benefit plans and perquisite programs generally available to our executive officers.

Under the agreement, if Mr. Ballotti's employment is terminated by us without cause or due to a constructive discharge, he will receive a lump sum payment equal to 200% of his then-current base salary plus an amount equal to the highest annual incentive compensation paid to Mr. Ballotti for any of the three years immediately preceding the year in which his employment is terminated (but in no event will the annual incentive compensation portion exceed 100% of his then-current base salary, and in the event of a termination during the three years following the effective date, such amount will be no less than his then-current base salary). In the event of such termination, all of Mr. Ballotti's then-outstanding time-based equity awards that would otherwise vest within one year following termination will vest and any such awards that are stock options or stock appreciation rights will remain exercisable until the earlier of two years following termination and the original expiration date of the awards. Any then-outstanding performance-based long-term incentive awards would vest and be paid on a prorated basis following the performance period, subject to achievement of performance goals, based on the portion of the performance period during which Mr. Ballotti was employed plus twelve months (or if less, the entire performance period).

The agreement provides for customary restrictive covenants including non-competition and non-solicitation covenants effective during the period of employment and for one year following termination if his employment terminates after the expiration of his employment agreement and for two years following termination if his employment terminates before the expiration of his employment agreement.

Mr. Danziger

Employment Agreement.    In November 2008, we entered into an employment agreement with Mr. Danziger with a term expiring in November 2011. In December 2009, we executed an amendment to the agreement intended to clarify certain terms regarding the amount of Mr. Danziger's severance benefit provided under the agreement in order to address Section 162(m) of the Code. In February 2011, we executed an amendment that extended the term of Mr. Danziger's employment from November 2011 to November 2013 and in March 2013 we executed a third amendment which extended the term of employment from November 2013 to November 2014. As discussed above, Mr. Danziger's employment with Wyndham Worldwide ceased in March 2014 and he became entitled to severance compensation consistent with the terms of his employment agreement.

The agreement, as in effect during 2013, provided for a minimum base salary of $500,000, annual incentive compensation with a target amount equal to 100% of base salary subject to meeting performance goals, annual long-term incentive compensation as determined by the Committee, relocation assistance and participation in employee benefit plans and perquisite programs generally available to our executive officers.

Mr. Danziger's employment agreement provided for the following benefits upon termination of employment without cause: a lump sum payment equal to 200% of his then-current base salary plus an amount equal to the highest annual incentive compensation paid to him for any of the three years immediately preceding the year in which his employment is terminated (with the annual incentive compensation portion in no event to exceed 100% of his then-current base salary, and in the event of a termination during the three years following the effective date, such amount will be no less than his then-current base salary); vesting of his outstanding time-based equity awards that would otherwise vest within one year following termination and up to a two-year period to exercise any such awards that are stock options or stock appreciation rights; and vesting of his outstanding performance-based long-term incentive awards to be paid on a prorated basis following the performance period, subject to achievement of performance goals, based on the portion of the performance period during which Mr. Danziger was employed plus twelve months (or if less, the entire performance period).

The agreement provides for customary restrictive covenants including non-competition and non-solicitation covenants effective during the period of employment and for one year following termination if his employment terminates after the expiration of his employment agreement and for two years following termination if his employment terminates before the expiration of his employment agreement.

Mr. Hanning

Employment Agreement.    In November 2009, we entered into an employment agreement with Mr. Hanning with a term expiring in August 2011. In February 2011, we executed an amendment to the agreement that extended the term of Mr. Hanning's employment from August 2011 to August 2014. In March 2013, we executed a second amendment which increased Mr. Hanning's annual base salary rate and target incentive opportunity as reflected below.

The agreement, as amended, provides for a minimum base salary of $715,000, annual incentive compensation with a target amount equal to $800,000 subject to meeting performance goals, grants of long-term incentive awards on terms as determined by the Committee, employee benefits and perquisites generally available to our executive officers and continuation of life insurance coverage in effect prior to entering into his employment agreement.

Under the agreement, if Mr. Hanning's employment is terminated by us without cause or due to a constructive discharge, he will be entitled to a lump-sum payment equal to 200% of the sum of his then-current base salary plus an amount equal to the highest annual incentive compensation paid to Mr. Hanning for any of the three years immediately preceding the year in which his employment is terminated (but in no event will the annual incentive compensation portion exceed $800,000). In the event of such termination, all of Mr. Hanning's then-outstanding time-based equity awards that would otherwise vest within one year following termination will vest and any such award that is a stock option or stock appreciation right will remain exercisable until the earlier of two years following termination and the original expiration date of such award. Any then-outstanding performance-based long-term incentive awards would vest and be paid on a prorated basis following the performance period, subject to achievement of performance goals, based on the portion of the performance period during which Mr. Hanning was employed plus twelve months (or if less, the entire performance period). In the event his employment terminates due to death or disability, in addition to earned but unpaid compensation, Mr. Hanning or his estate as applicable would be entitled to a prorated annual incentive award if any with respect to the year of termination.

The agreement provides for customary restrictive covenants including non-competition and non-solicitation covenants effective during the period of employment and for two years after termination of employment; however, if Mr. Hanning's employment terminates due to the expiration of the period of employment and Mr. Hanning has complied with his obligations under his employment agreement, then Mr. Hanning will not be subject to the non-competition covenants following such expiration unless we exercise our right to subject Mr. Hanning to such obligations for one year following such expiration by paying Mr. Hanning an amount equal to his then-current base salary plus an amount equal to the highest annual incentive compensation paid to Mr. Hanning for any of the three years immediately preceding the year in which his employment is terminated but in no event will the annual incentive compensation portion exceed $800,000.

Mr. Conforti

Employment Agreement.    In September 2009, we entered into an agreement with Mr. Conforti with a term expiring in September 2012. In May 2012, we executed an amendment to the agreement that extended the term of Mr. Conforti's employment from September 2012 to September 2015.

The agreement provides for a minimum base salary of $525,000, annual incentive compensation with a target amount equal to 100% of his base salary subject to meeting performance goals, annual long-term incentive compensation on terms as determined by the Committee, relocation assistance and employee benefits and perquisites generally available to our executive officers.

Under the agreement, if Mr. Conforti's employment is terminated by us without cause or due to a constructive discharge, he will be entitled to a lump-sum payment equal to 200% of the sum of his then-current base salary plus an amount equal to the highest annual incentive compensation award paid to Mr. Conforti with respect to the three years immediately preceding the year in which his employment is terminated (but in no event will the annual incentive compensation portion exceed 100% of his then-current base salary, and in the event of a termination during the three years following the effective date, such amount will be $525,000). In the event of such termination, all of Mr. Conforti's then-outstanding time-based equity awards that would otherwise vest within one year following termination will vest and any such awards that are stock options or stock appreciation rights will remain exercisable until the earlier of two years following termination and the original expiration date of the awards. Any then-outstanding performance-based long-term incentive awards would vest and be paid on a prorated basis following the performance period, subject to achievement of performance goals, based on the portion of the performance period during which Mr. Conforti was employed plus twelve months (or if less, the entire performance period).

The agreement provides for customary restrictive covenants including non-competition and non-solicitation covenants effective during the period of employment and for one year following termination if his employment terminates after the expiration of his employment agreement, and for two years following termination if his employment terminates before the expiration of his employment agreement.

Potential Payments on Termination or Change-in-Control

The following table describes the potential payments and benefits to which the named executive officers would be entitled upon termination of employment or change-in-control. The payments described in the table are based on the assumption that the termination of employment or change-in-control occurred on December 31, 2013.

Name	&zwsp;	Termination Event (a)	&zwsp;	Cash Severance ($)	&zwsp;	Continuation of Medical Benefits (present value) ($)	&zwsp;	Acceleration of Equity Awards ($)(b)	&zwsp;	Total Termination Payments ($)(c)	&zwsp;
Mr. Holmes		Voluntary Retirement, Resignation or Involuntary Termination		0		406,410		0		406,410

		Death or Disability		0		406,410		45,785,871		46,192,281

		Termination without Cause or Constructive Discharge		13,455,000		406,410		45,785,871		59,647,281

		Qualifying Termination Following Change-in-Control		13,455,000		406,410		45,785,871		59,647,281

Mr. Ballotti		Voluntary Retirement, Resignation or Involuntary Termination		0		N/A		0		0

		Death or Disability		0		N/A		15,561,854		15,561,854

		Termination without Cause or Constructive Discharge		2,640,000		N/A		9,736,070		12,376,070

		Qualifying Termination Following Change-in-Control		2,640,000		N/A		15,561,854		18,201,854

Mr. Danziger		Voluntary Retirement, Resignation or Involuntary Termination		0		N/A		0		0

		Death or Disability		0		N/A		13,346,291		13,346,291

		Termination without Cause or Constructive Discharge		2,300,000		N/A		8,366,910		10,666,910

		Qualifying Termination Following Change-in-Control		2,300,000		N/A		13,346,291		15,646,291

Mr. Hanning		Voluntary Retirement, Resignation or Involuntary Termination		0		N/A		0		0

		Death or Disability		0		N/A		16,663,299		16,663,299

		Termination without Cause or Constructive Discharge		3,030,000		N/A		10,469,138		13,499,138

		Qualifying Termination Following Change-in-Control		3,030,000		N/A		16,663,299		19,693,299

Mr. Conforti		Voluntary Retirement, Resignation or Involuntary Termination		0		N/A		0		0

		Death or Disability		0		N/A		15,176,677		15,176,677

		Termination without Cause or Constructive Discharge		2,520,000		N/A		9,463,122		11,983,122

		Qualifying Termination Following Change-in-Control		2,520,000		N/A		15,176,677		17,696,677

(a)
Cash severance payable upon a change-in-control for the named executive officers assumes that the employment of such executives was terminated on a change-in-control as a termination without cause or constructive discharge.

(b)
Calculated using closing price of our common stock on the New York Stock Exchange on December 31, 2013 of $73.69. Table assumes all unvested equity awards to which the executive would be entitled were settled on December 31, 2013. Amounts reflected for Termination without Cause or Constructive Discharge include PVRSUs assuming maximum achievement which, if earned, would not be paid until following the completion of the cumulative three-year performance period based on actual performance and on a prorated basis on the portion of the performance period during which the named executive officer was employed plus service credit as defined by employment agreement (or if less, the entire performance period).

(c)
Amounts do not reflect whether any reduction in payments would apply in connection with golden parachute rules under Sections 280G and 4999 of the Code.

Accrued Pay.    The amounts shown in the table above do not include payments and benefits, including accrued salary and annual incentive compensation, to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment.

Deferred Compensation.    The amounts shown in the table do not include distributions of aggregate balances under the Officer Deferred Compensation Plan. Those amounts are shown in the Nonqualified Deferred Compensation Table above.

Covered Terminations.    The table assumes a termination of employment that is eligible for severance or other benefits under the terms of the named executive officers' employment agreement and our 2006 Equity and Incentive Plan.

•
A termination of an executive officer is for cause if it is for any of the following reasons: the executive's willful failure to substantially perform his duties as our employee (other than any such failure resulting from incapacity due to physical or mental illness); any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against us or the executive's conviction of a felony or any crime involving moral turpitude (which conviction, due to the passage of time or otherwise, is not subject to further appeal); the executive's gross negligence in the performance of his duties; or the executive purposefully or negligently makes (or has been found to have made) a false certification to us pertaining to our financial statements.

•
Subject to the individual employment agreements, an executive suffers a constructive discharge if any of the following occur: any material breach or failure by us to fulfill our obligations under the executive's employment agreement; any material reduction in base salary; or any material diminution to the executive's authority, duties or responsibilities. For Mr. Holmes, constructive discharge also includes our decision not to renew his employment agreement; a relocation of over thirty miles; if he no longer serves as our CEO or reports to the Board; or is not nominated for election to our Board. For Mr. Hanning and Mr. Conforti, constructive discharge also includes a relocation of over fifty miles.

•
A without cause termination occurs if the executive's employment is terminated by us other than due to death, disability or termination for cause. In addition, a without cause termination will also be deemed to have occurred for Mr. Holmes if an acquiring company does not agree to assume his employment agreement following a qualifying change-in-control or ownership.

Continuation of Medical Benefits.    Mr. Holmes' agreement provides Mr. Holmes and his dependents with medical benefits through the end of the year during which he reaches age 75, subject to Mr. Holmes' payment of required employee contributions, regardless of the termination event. The actuarial assumptions used to calculate continued medical benefits for Mr. Holmes include a discount rate of 4.95%; no mortality assumptions for Mr. Holmes, his spouse or children; and standard pre-retirement and post-retirement per capita costs for Mr. Holmes and his spouse and standard per capita costs for Mr. Holmes' children.

Acceleration of Equity Awards.    Upon a change-in-control as defined in our 2006 Equity and Incentive Plan, grants made to all eligible employees, including the named executive officers, under our 2006 Equity and Incentive Plan fully vest and any performance conditions imposed with respect to awards are deemed to be fully achieved. Under the individual agreements for awards, all awards fully vest on the death or disability of the named executive officer. The table does not reflect a reduction in shares that would be withheld for taxes on vesting. Under our 2006 Equity and Incentive Plan, a change-in-control generally means any person or persons (other than us, any fiduciary holding securities under a company employee benefit plan, or any of our subsidiaries) becomes the beneficial owner of 30 percent or more of our outstanding voting shares, a merger of Wyndham Worldwide or any of our subsidiaries is consummated with another company, or our stockholders approve a plan of liquidation of the company or all or substantially all of our assets are sold (and following each of the foregoing events, a majority of our pre-change-in-control Board does not constitute a majority of the surviving or purchasing entity's board); or individuals who presently make up our Board or who become members of our Board with the approval of at least two-thirds of our existing Board (other than a new Director who assumes office in connection with an actual or threatened election contest) cease to be at least a majority of the Board.

Payments Upon Change-in-Control Alone.    For our named executive officers, severance payments in connection with a change-in-control are made only if the executive suffers a covered termination of employment. The table assumes that the employment of these executives was terminated on a change-in-control as a constructive discharge or termination without cause. Grants made under our 2006 Equity and Incentive Plan fully vest on a change-in-control whether or not the executive's employment is terminated.

Related Party Transactions

A member of Mr. Hanning's family is a member of a law firm which has provided and continues to provide services to our vacation ownership business. Fees and expenses paid for such services were approximately $237,200 in 2013 based on the firm's customary rates.

Another member of Mr. Hanning's family currently serves as an Executive Vice President, Sales of our vacation ownership business. This individual was hired in 1981, prior to Mr. Hanning's employment. In 2013, this individual received total cash compensation consisting of base salary, commission and incentive compensation of $560,903 and was granted 4,731 RSUs and 1,182 PVRSUs. All compensation and incentive awards were paid and awarded on a basis consistent with that applied to our other associates.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our shareholders to cast a non-binding advisory vote to approve the compensation of our named executive officers described in the Compensation Discussion and Analysis and in the tabular and accompanying narrative disclosure regarding named executive officer compensation (Say-on-Pay Vote). We encourage you to read the Compensation Discussion and Analysis and the tables and narratives for the details on the 2013 compensation of our named executive officers.

Because your vote is advisory, it will not be binding upon or overrule any decisions of the Board, nor will it create or imply any additional fiduciary duty on the part of the Board. However, the Compensation Committee values the opinions expressed by shareholders in their vote on this proposal and will take into account the outcome of the vote when considering executive compensation arrangements in the future.

Executive Compensation Program

Total Compensation Strategy.    As discussed in the Compensation Discussion and Analysis, our executive compensation program is designed to:

•
support a high-performance environment by linking compensation with performance;

•
attract, motivate and retain key executives who are crucial to our long-term success;

•
provide our executives with market competitive compensation consistent with comparable companies; and

•
support a long-term focus for our executives that aligns their interests with the interests of our shareholders.

Program Highlights.    Highlights of our executive compensation program and measures demonstrating our pay-for-performance approach include the following:

•
Our annual incentive compensation program awards are based on achievement of performance metrics which are aligned with key business objectives designed to drive short-term financial and operating performance and thus create value for our shareholders.

•
In 2013, we maintained the inclusion of a performance-based equity incentive award as part of our executive compensation program, the vesting of which is contingent upon achievement of premium levels of adjusted earnings per share performance over a cumulative three-year period. No shares will be earned with respect to these awards unless premium performance in excess of 100% of target is achieved and the maximum award opportunity will be earned only if premium performance of 108% of target is achieved.

•
Equity awards granted to our named executive officers under our long-term incentive program constitute approximately 74% of their target annual total compensation. These awards are subject to multi-year vesting requirements and, with respect to the PVRSUs, premium adjusted earnings per share performance achievement, and are designed to retain our executives and ensure that a significant portion of the executives' compensation is tied to stock price performance.

•
Our executive officer stock ownership guidelines require our named executive officers to own common stock worth a specified multiple of base salary within the required time period. Our CEO is required to own common stock with a market value of at least four times his base salary, and our other named executed officers are required to own common stock with a market value of at least two times their base salary.

•
A significant portion (ranging from 38% to 49%) of total compensation for our executives is considered by us to be at-risk.

•
None of our executive officers are entitled to severance exceeding 2.99 times base salary and the executive's highest annual incentive compensation paid to the executive in any of the three years preceding termination of employment not to exceed target. Our CEO's right to receive severance solely upon the occurrence of a change-in-control was removed from his employment agreement in 2009.

•
None of our executive officers are entitled to any tax gross-up in connection with severance payments upon termination of employment.

•
The Compensation Committee is advised by an independent compensation consultant who reviews our executive compensation program against our peer group and advises the Committee on executive compensation trends.

Performance Highlights

We believe our executive compensation program provides our named executive officers strong incentives designed to achieve exceptional strategic and financial performance. In 2013, Wyndham Worldwide built on its leadership position in each of its hospitality industry segments through superior execution by all of our businesses. Our strong management team increased shareholder value by focusing on earnings and cash flow, expanding our brand portfolio of fee-for-service businesses, augmenting our asset-light vacation ownership model, driving greater migration to web-based transactions in all our businesses and strengthening our franchisee value proposition in the hotel business. These efforts produced strong financial and operational results for 2013 including:

•
Total revenues of $5.0 billion representing a 10% increase over 2012.

•
Adjusted net income of $515 million representing a 10% increase over 2012 adjusted net income (our 2013 net income was $432 million representing an 8% increase over 2012 net income)*.

•
For our hotel business, a 5.3% increase in domestic revenue per available room (RevPAR) and a 3.5% increase in total system-wide RevPAR compared to 2012.

•
For our exchange and rentals business, a 7% increase in revenues over 2012.

•
For our vacation ownership business, an 11% increase in revenues over 2012.

Based on our strong financial and operational performance at the corporate and business unit levels, we were able to deliver substantial value to shareholders including:

•
Our diluted adjusted earnings per share increased 19% for the full year 2013 compared with 2012. Our diluted earnings per share increased 17% for the full year 2013 compared with 2012.*

•
In 2013, our share price appreciated 38%. This, together with our 2013 dividend payments, resulted in a 41% total return to shareholders during 2013.

•
Our one-year total shareholder return (41%) and our three-year total shareholder return (160%) exceeded the one-year (32%) and three-year (56%) total returns on the SPDR S&P 500 index fund.

* For a full reconciliation of adjusted net income to GAAP net income and diluted adjusted earnings per share to GAAP diluted earnings per share, please see Appendix B attached to this proxy statement.

 Recommendation for Approval

For the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the company's shareholders approve, on an advisory basis, the compensation of the named executive officers described in the Compensation Discussion and Analysis and the tabular and related narrative disclosure regarding named executive officer compensation included in this proxy statement pursuant to the compensation disclosure rules of the SEC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm to conduct an integrated audit of our consolidated financial statements and internal control over financial reporting for fiscal year 2014. The Board seeks an indication from shareholders of their approval or disapproval of the Audit Committee's appointment of Deloitte & Touche LLP as independent registered public accounting firm (auditor) for fiscal year 2014. The Audit Committee will consider the outcome of our shareholders' vote in connection with the selection of our auditor but is not bound by the vote. If the appointment is not ratified, the Audit Committee will consider whether a different independent auditor should be selected.

Deloitte & Touche LLP served as our auditor for 2013. No relationship exists between Deloitte & Touche LLP and us other than the usual relationship between auditor and client. Representatives of Deloitte & Touche LLP will be present at the annual meeting of shareholders and available to respond to questions and will have the opportunity to make a statement if such representatives desire to do so.

Disclosure About Fees

The following table presents fees for professional audit services billed by Deloitte & Touche LLP for the integrated audit of our financial statements and internal control over financial reporting for the fiscal years ended December 31, 2013 and 2012 as well as fees billed for other services rendered by Deloitte & Touche LLP during those periods.

Type of Fees	2013	2012
Audit Fees	$6,989,353	$7,137,195
Audit-Related Fees	$692,586	$1,364,613
Tax Fees	$4,600,004	$4,835,769
All Other Fees	$0	$0

Total	$12,281,943	$13,337,577

In the above table, in accordance with the SEC's definitions and rules, audit fees are fees billed for the integrated audit of our annual financial statements and internal control over financial reporting included in our Form 10-K for fiscal year 2013, review of interim financial statements included in our Form 10-Qs for the quarters ended March 31, June 30 and September 30, 2013 and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Tax fees are fees billed for tax compliance, tax advice and tax planning. All other fees are fees billed for any services not included in the first three categories.

Pre-Approval of Audit and Non-Audit Services

Under the Audit Committee charter, among its other duties the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services to be performed for us by our auditor. The Audit Committee maintains a policy regarding pre-approval of all audit and non-audit services provided by our auditor. Under the policy, the Audit Committee pre-approves on an annual basis all audit, audit-related and tax services to be provided by our auditor. On an ongoing basis, management communicates specific projects and categories of service other than relating to audit, audit-related and tax services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the auditor. On a quarterly basis, management reports to the Audit Committee regarding the actual fees incurred for all services provided by the auditor. For 2013, all of the audit, audit-related, tax and all other fees listed in the table above were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THE ADOPTION OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL TO REAPPROVE THE MATERIAL TERMS OF PERFORMANCE GOALS
UNDER THE WYNDHAM WORLDWIDE CORPORATION
2006 EQUITY AND INCENTIVE PLAN
FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

Our shareholders are being asked to reapprove the material terms of the performance goals under the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan, as amended and restated as of May 12, 2009, as further amended May 13, 2010 and as restated (without amendment) on February 27, 2014 (Plan), for the purpose of Section 162(m) of the Code. The purpose of the Plan is to afford an incentive to selected officers and other employees, our non-employee Directors, advisors and consultants to continue in their respective roles, to increase their efforts on behalf of us and our affiliates and to promote the success of our business.

Purpose of the Proposal

We are asking our shareholders to reapprove the material terms of the performance goals under the Plan (as described below) so that incentive awards granted under the Plan to certain of our named executive officers may qualify as deductible performance-based compensation under Code Section 162(m). We are not seeking approval of any additional shares for issuance under the Plan. We are not asking our shareholders to approve any changes to the material terms of the performance goals or any other terms of the Plan at this time.

Under Code Section 162(m), the federal income tax deductibility of compensation paid to our CEO and three other most highly paid executive officers other than our Chief Financial Officer (Covered Employees) may be limited to the extent such compensation exceeds $1 million in any taxable year. However, we may deduct compensation paid to these Covered Employees in excess of $1 million if it qualifies as "performance-based compensation" as defined in Code Section 162(m). In order for a Plan award other than stock options and stock appreciation rights (SARs) to constitute performance-based compensation, the award must, among other things, be subject to objective performance measures established by a committee comprised solely of two or more outside directors (our Compensation Committee), and the material terms of the performance goals must be disclosed to and reapproved by shareholders no later than the first meeting of shareholders that occurs in the fifth year following the shareholders' previous approval of such terms. Because the material terms of performance goals under the Plan were last approved in 2009, the Board is seeking reapproval of the performance goals at this year's annual meeting.

Under Code Section 162(m) regulations, the material terms of the performance goals for performance-based compensation that may be awarded under the Plan are: the class of eligible persons who may receive compensation under the Plan, the business criteria on which the performance goals are based and the maximum amount of compensation that may be paid to a participant under the Plan. The material terms of the performance goals under the Plan are described below under "Eligibility", "Stock Subject to the Plan", "Terms of Awards and Performance Goals," "Long-Term Incentive Program" and "Annual Incentive Program".

Submission of the material terms of the performance goals for performance-based awards should not be viewed as a guarantee that we can deduct all compensation under the Plan. While reapproval of the performance goals is required for compensation to qualify as "performance-based compensation" under Code Section 162(m), not all Plan awards or other compensation approved by the Committee are intended to qualify, or if intended to qualify, will qualify as "performance-based compensation" or otherwise be deductible. Nothing in the proposal precludes us from making any payment or granting awards that do not qualify for tax deductibility under Code Section 162(m).

The Board recommends that shareholders reapprove the material terms of the performance goals under the Plan. If the requisite shareholder approval of the performance goals is not obtained, we may continue to grant awards under the Plan in accordance with its current terms; however, certain awards granted under the Plan, which might otherwise have been intended to qualify as "performance-based compensation" under Code Section 162(m), may not qualify as such and accordingly may not be deductible by us depending on the facts and circumstances.

The following sections summarize the material terms of performance goals and other material terms of the Plan. These sections are qualified in their entirety by the full text of the Plan, which is included in Appendix A to this proxy statement.

Description of the Plan

Types of Awards

The Plan provides for the grant of options (including incentive stock options and nonqualified stock options), SARs, restricted stock, RSUs and other stock- and cash-based awards.

Eligibility

Selected officers and other employees, non-employee Directors, advisors and consultants of us and our affiliates are selected by our Board or the committee established by the Board to administer the Plan for participation in the Plan. Currently, there are six non-employee Directors, approximately 478 officers and other employees, and no advisors or consultants who are eligible to receive any of the foregoing equity-based or cash-based awards.

Administration

The Plan is administered by the Committee which satisfies the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (Exchange Act), Code Section 162(m) and applicable stock exchange rules. Currently, the Compensation Committee of the Board serves as the Committee under the Plan. The Committee has the authority, among other things, to determine who will be granted awards and all of the terms and conditions of the awards. The Committee is also authorized to determine performance goals (if applicable), to determine to what extent an award may be settled, cancelled, forfeited, exchanged or surrendered, to interpret the Plan and any awards granted thereunder and to make all other determinations necessary or advisable for the administration of the Plan. Where the vesting or payment of an award under the Plan is subject to the attainment of performance goals, the Committee is responsible for certifying that the performance goals have been attained. Except in connection with a corporate transaction involving us, the Committee does not have the authority under the Plan to amend the terms of outstanding awards to reduce the exercise price of outstanding options or SARs or replace or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without the approval of our shareholders.

Stock Subject to the Plan

The maximum number of shares of common stock reserved for the grants of awards under the Plan, including all shares to be issued pursuant to our Non-Employee Directors Deferred Compensation Plan, Savings Restoration Plan and Officer Deferred Compensation Plan, is currently 36.7 million shares. As of December 31, 2013, the Plan had 16.7 million shares remaining available for future issuance (with no available shares remaining under any of our other equity plans). Also, as of December 31, 2013, we had total outstanding awards of 1.1 million SSARs, with a weighted average exercise price of $21.43 and a weighted average remaining contractual term of 1.8 years, and 3.4 million full-value awards (including 800,000 PVRSUs assuming maximum achievement of the related performance goals).

The Plan places limits on the maximum amount of awards, and types thereof, that may be granted to any participant in any calendar year. Under the Plan, no more than:

•
1 million shares of stock may be made subject to options (other than options converted in connection with the spin-off) or SARs to a single individual in a single calendar year;
•
250,000 shares of stock may be made subject to stock-based awards other than options or SARs (including restricted stock, RSUs or other stock-based awards denominated in shares of stock) to a single individual in a single calendar year; and
•
1 million shares of stock may be issued pursuant to the exercise of incentive stock options.

All share limits in the Plan, including the maximum number of shares reserved under the Plan, are subject to adjustments as provided in the Plan and as described below.

If any shares subject to an award granted under the Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, or if shares of stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, the number of shares of common stock underlying such award will again be available for awards under the Plan.

In the event that the Committee determines that any corporate event, such as a stock split, reorganization, merger, consolidation, repurchase or share exchange affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Plan participants, then the Committee will make certain equitable adjustments as it deems necessary or appropriate to the number and kind of shares or other property available for awards, the exercise price, grant price or purchase price relating to any award, the terms of outstanding awards, the annual award limitations and the performance goals.

Terms of Awards and Performance Goals

Except as set forth otherwise in the Plan or as may be determined by the Committee, each award granted under the Plan will be evidenced by an award agreement containing such terms and conditions as determined by the Committee in a manner consistent with the purposes of the Plan, including whether the vesting or payment of an award will be subject to the attainment of performance goals.

The performance goals that may be applicable to awards granted under the Plan will be based upon one or more of the following criteria, applied to one or more of us or our affiliates or one of our divisions or strategic business units and determined in accordance with generally accepted accounting principles where applicable:

•
pre-tax income or after-tax income;
•
pre-tax or after-tax profits;
•
income or earnings including operating income, earnings before or after taxes, earnings before interest, taxes, depreciation and amortization, earnings before or after interest, depreciation, amortization, or extraordinary or special items, or any combination of any or all of the foregoing;
•
net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements;
•
earnings or book value per share (basic or diluted);
•
return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity;
•
return on revenues;
•
cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;
•
economic value created;

•
operating margin or profit margin (gross or net);
•
stock price or total shareholder return;
•
income or earnings from continuing operations;
•
after-tax or pre-tax return on shareholders' equity;
•
growth in the value of an investment in our common stock assuming the reinvestment of dividends;
•
operating profits or net operating profits;
•
working capital;
•
gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, and any other expenses or interest);
•
cost targets, reductions and savings (including, without limitation, the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, our bank debt or our other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee), expense management, productivity and efficiencies;
•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions; and
•
any combination of the foregoing.

To the extent permitted by law, the Committee may equitably adjust the performance goals based on certain events specified in the Plan, including for example, unusual or non-recurring events.

Long-Term Incentive Program

Stock Options. Stock options granted under the Plan may be incentive stock options or nonqualified stock options. The exercise price of stock purchasable under an option granted under the Plan will be determined by the Committee but will not be less than the fair market value of our common stock on the date of grant.

Options will be exercisable over the exercise period which may not exceed ten years, at such times and upon such conditions as the Committee may determine, as reflected in the applicable award agreement; provided, that the Committee will have the authority to accelerate the exercisability of any outstanding option. The exercise price of an option generally may be paid in cash, exchange of stock previously owned, through a "broker cashless exercise" or a combination thereof, or if permitted in an award agreement, by withholding shares of common stock.

An option may not be exercised unless the grantee of such option is then a Director of, in the employ of, or providing services to, us or our affiliates and unless the grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the option; provided, that the applicable award agreement may contain provisions extending the exercisability of options, in the event of specified terminations of employment or service, to a date not later than the expiration date of such option.

Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such options, as the Committee may prescribe or as may be required by applicable law.

Stock Appreciation Rights. Unless the Committee determines otherwise, a SAR granted in tandem with a nonqualified stock option may be granted at the time of grant of the related option or at any time thereafter, or if granted in tandem with an incentive stock option, may only be granted at the time of grant of the related option. A SAR granted in tandem with an option will be exercisable only to the extent the underlying option is exercisable. A SAR confers on the participant the right to receive an amount with respect to each share subject to the SAR, upon exercise of the SAR, equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR. The grant price per share of stock subject to a SAR is determined by the Committee at grant, provided that the per share grant price of a SAR, whether or not it is granted in tandem with an option, may not be less than 100% of the fair market value of the stock at the time of grant.

SARs will be exercisable over the exercise period which may not exceed ten years, at such times and upon such conditions as the Committee may determine, as reflected in the applicable award agreement; provided, that the Committee will have the authority to accelerate the exercisability of any outstanding SAR. A SAR may not be exercised unless the grantee of such award is then a Director of, in the employ of, or providing services to, us or our affiliates, and unless the grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the SAR; provided, that the applicable award agreement may contain provisions extending the exercisability of the SAR, in the event of specified terminations of employment or service, to a date not later than the expiration date of such SAR (or, in the case of a tandem SAR, its related award).

SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Committee may prescribe or as may be required by applicable law.

Restricted Stock. A restricted stock award granted under the Plan will consist of shares of our common stock and will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Except to the extent restricted under an award agreement, a participant granted restricted stock will have all of the rights of a shareholder including, without limitation, the right to vote the restricted stock and the right to receive dividends on the restricted stock. Stock distributed in connection with a stock split or stock dividend, and cash or other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed, and will be settled at the same time as the restricted stock to which it relates.

Restricted Stock Units. An RSU is an award of a right to receive stock or cash, as determined by the Committee at the end of a specified restricted period. The Committee may award dividend equivalents relating to RSUs on terms and conditions as it determines.

We also issue RSUs pursuant to the Plan for the purpose of fulfilling our obligations under our Non-Employee Directors Deferred Compensation Plan; provided, that certain terms and conditions of the grant and payment of such RSUs set forth in the Non-Employee Directors Deferred Compensation Plan will supersede the terms generally applicable to RSUs granted under the Plan. Such RSUs granted pursuant to the Non-Employee Directors Deferred Compensation Plan need not be evidenced by an award agreement. We issue RSUs payable only in stock (unless the Committee determines otherwise) pursuant to our non-employee Director compensation program, and will issue stock in settlement of such RSUs in accordance with such program and the terms of the Plan.

Performance-Based Restricted Stock and RSUs. The Committee may place restrictions on restricted stock and RSUs that will lapse, in whole or in part, only upon the attainment of certain performance goals and may designate an award of restricted stock or RSUs as "performance-based compensation" under Code Section 162(m) by conditioning the award or the lapse of restrictions on the achievement of performance goals and satisfying other Code Section 162(m) requirements.

Restricted Stock/RSUs – Termination of Employment. Upon termination of employment with, service to, or cessation of the Director or independent contractor relationship with, us or our affiliates during the applicable restriction or deferral period (as applicable), or, with respect to RSUs, upon failure to satisfy any other conditions precedent to the delivery of stock or cash to which such RSUs relate, all restricted stock and RSUs and any accrued but unpaid dividends or dividend equivalents that are then subject to deferral or restriction will be forfeited. Notwithstanding the foregoing, the

Committee may provide or determine that restrictions or forfeiture conditions relating to restricted stock or RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of restricted stock or RSUs; provided that, any such awards that are intended to comply with Code Section 162(m) will be based on the actual achievement of the performance goals through a specified date.

Restrictions. Options and shares acquired upon exercise of options or SARs or otherwise granted under the Plan may be subject to such other conditions including, but not limited to, restrictions on transferability of such shares as the Committee may prescribe or as may be required by applicable law.

Other Stock- or Cash-Based Awards. The Plan provides for other stock- and cash-based awards, the form and terms of which are determined by the Committee. The value and payment of these awards may be contingent upon performance goals, and the Committee may designate any such stock- or cash-based award as "performance-based compensation" under Code Section 162(m) by conditioning the award or the lapse of restrictions on the achievement of performance goals so long as such goals relate to periods of performance in excess of one calendar year. The maximum value of the aggregate payment that any grantee may receive pursuant to any such award in respect of any calendar year is $1 million. Payments earned with respect to such awards may be decreased or, with respect to certain grantees, increased in the sole discretion of the Committee based on such factors as it deems appropriate.

Annual Incentive Program

In addition to awards granted under our Long-Term Incentive Program, the Committee is authorized to grant stock-and cash-based awards pursuant to our Annual Incentive Program, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted under the Annual Incentive Program may be granted with value and payment contingent upon performance goals, so long as such goals relate to periods of performance of one calendar year or less. The Committee may designate an award granted under the Annual Incentive Program as "performance-based compensation" under Code Section 162(m) by conditioning the award or the lapse of restrictions on the achievement of performance goals; provided that the Committee shall establish the objective performance goals at such time required under Code Section 162(m) and while the outcome of the performance goals are substantially uncertain. Grantees will be selected by the Committee with respect to participation for a calendar year.

The maximum value of the aggregate payment that any grantee may receive under the Annual Incentive Program in respect of any calendar year is $10 million. Payments earned with respect to such awards may be decreased or, with respect to certain grantees who are not Covered Employees (as defined in the Plan), increased in the sole discretion of the Committee based on such factors as it deems appropriate.

Change in Control

The Plan provides that, unless otherwise determined by the Committee at the time of grant and evidenced in the applicable award agreement, in the event of a "change in control" (as defined in the Plan), (i) any exercisable award granted under the Plan that was not previously vested and exercisable will become fully vested and exercisable and (ii) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other awards granted under the Plan will lapse and such awards will be deemed fully vested, and any performance conditions imposed with respect to awards will be deemed to be fully achieved.

Term; Amendment

No awards will be made under the Plan following the tenth anniversary of March 30, 2009. Awards that are intended to be "performance-based" under Code Section 162(m) will not be made after the fifth anniversary of the date of the last shareholder approval of the performance goals in the Plan as described above. Our Board may alter, amend, suspend or terminate the Plan at any time, provided, that any amendment or termination does not adversely affect any rights of a grantee under any award previously granted without such grantee's consent. An amendment that requires shareholder approval in order for the Plan to continue to comply with any applicable law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of shareholders.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Plan.

We granted awards under the Plan in 2013 to the named executive officers, non-employee Directors and to other eligible employees. The 2013 grants to our named executive officers and to our non-employee Directors are reflected in the 2013 Grants of Plan-Based Awards Table and the 2013 Director Compensation Table, respectively, in this proxy statement. The closing market price of a share of our common stock as reported on the NYSE on December 31, 2013 was $73.69. We have not granted any stock options to our employees since 2006. Grants of SSARs to our CEO in 2013 are reported in the 2013 Grants of Plan-Based Awards Table.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2013, certain information related to our equity compensation plans.

	&zwsp;	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	&zwsp;	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	&zwsp;	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)	&zwsp;
Equity compensation plans approved by security holders		3.7 million (a)		$21.43 (b)		16.7 million (c)
Equity compensation plans not approved by security holders		None		Not applicable		Not applicable

(a)
Consists of shares issuable upon exercise of stock settled stock appreciation rights and restricted stock units under the 2006 Equity and Incentive Plan, as amended.
(b)
Consists of weighted-average exercise price of outstanding stock settled stock appreciation rights.
(c)
Consists of shares available for future grants under the 2006 Equity and Incentive Plan, as amended.

Certain U.S. Federal Income Tax Consequences

The following summary is intended as a general guide to the United States federal income tax consequences relating to the awards granted under the Plan based on applicable statutory provisions as of the date of this proxy statement, which are subject to change at any time and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences but does not attempt to describe all possible federal or other tax consequences of such grants or tax consequences based on particular circumstances (state, local, estate and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. An optionee generally recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless the optionee is subject to the alternative minimum tax) nor are we entitled to a deduction. Optionees who neither dispose of their shares acquired upon the exercise of an incentive stock option (ISO Shares) within two years after the stock option grant date nor within one year after the exercise date and who satisfy all of the other requirements of an incentive stock option, normally will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the exercise price of the ISO Shares. If an optionee disposes of the ISO Shares within two years after the stock option grant date or within one year after the exercise date (each a disqualifying disposition), the optionee will realize ordinary income at the time of the disposition in an amount equal to the lesser of: (i) the fair market value of the ISO Shares at the time of exercise (or, with respect to officers, the date that sale of such stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Securities Exchange Act of 1934 as amended) minus the exercise price and (ii) the amount realized on such disqualifying disposition minus the exercise price of the ISO Shares. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the optionee. A capital gain will be long-term if the optionee's holding period is more than 12 months. We will generally be entitled to a deduction in connection with the disposition of the ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

An award agreement may provide that an optionee may pay for common stock received upon the exercise of an option (including an incentive stock option) with other shares of common stock. In general, an optionee's transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

Nonqualified Stock Options. An optionee generally recognizes no taxable income as a result of the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee normally recognizes ordinary income equal to the difference between the stock option exercise price and the fair market value of the shares on the exercise date. If the optionee is one of our employees, such ordinary income generally is subject to withholding of income and employment taxes. The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any subsequent gain or loss, generally based on the difference between the sale price and the tax basis of the stock acquired on exercise, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months which is measured from the date of exercise. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by Section 280G and 162(m) of the Code (as described below).

Restricted Stock, RSUs and Cash Awards. A participant will recognize ordinary income upon receipt of cash pursuant to an annual incentive compensation award. A participant will not have taxable income at the time of grant of a stock award in the form of RSUs but rather will generally recognize ordinary income at the time of receipt of common stock in settlement of the RSUs in an amount equal to the fair market value of the shares received. In general, a participant will recognize ordinary income as a result of the receipt of a restricted stock award in an amount equal to the fair market value of the common stock on the date of grant over the amount, if any, paid for such stock; provided that, if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary income in an amount equal to such excess based upon the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture or (ii) in cases where a participant makes a valid election under Section 83(b) of the Code, when the common stock is received. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant with respect to these awards, except to the extent such deduction is limited by Section 280G and 162(m) of the Code (as described below).

Certain Other Tax Issues. In addition, (i) any of our officers subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, without limitation, Code Section 162(m) regarding the $1 million limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Code Section 280G, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

In general, as discussed above, Code Section 162(m) denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its Covered Employees, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options and SARs may be granted to any individual during a specified period and the plan under which the options and SARs are granted (including any subsequent material amendments thereto) is approved by shareholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options and SARs. The Plan provides that cash-based awards and awards of restricted stock, RSUs and other stock-based awards under the Plan may or may not be designed in a manner that satisfies the exception for performance-based compensation under Code Section 162(m).

Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant's gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant's underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
THE PROPOSAL TO REAPPROVE THE MATERIAL TERMS OF
THE PERFORMANCE GOALS UNDER THE WYNDHAM WORLDWIDE CORPORATION
2006 EQUITY AND INCENTIVE PLAN FOR PURPOSES OF
SECTION 162(m) OF THE INTERNAL REVENUE CODE

APPENDIX A

WYNDHAM WORLDWIDE CORPORATION

2006 EQUITY AND INCENTIVE PLAN

(RESTATED AS OF FEBRUARY 27, 2014)*

  1.  Purpose; Types of Awards; Construction.

        The purposes of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (Amended and Restated as of May 12, 2009), subject to stockholder approval at the 2009 annual meeting of stockholders on May 12, 2009 (the "Plan") are to afford an incentive to non-employee directors, selected officers and other employees, advisors and consultants of Wyndham Worldwide Corporation (the "Company") and its Affiliates that now exist or hereafter are organized or acquired, to continue as non-employee directors, officers, employees, advisors or consultants, as the case may be, to increase their efforts on behalf of the Company and its Affiliates and to promote the success of the Company's business. The Plan provides for the grant of Options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights, restricted stock, restricted stock units and other stock- or cash-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code comply with such requirements, and the Plan and Awards shall be interpreted in a manner consistent with such requirements.

  2.  Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" shall mean other than the Company, (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (iv) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; or (v) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee; provided that the Stock subject to any Award constitutes "service recipient stock" for purposes of Code Section 409A or otherwise does not subject the Award to Code Section 409A.

          (b) "Annual Incentive Program" means the program described in Section 6(c) hereof.

          (c) "Award" means any Option, SAR, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

          (d) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

* The Wyndham Worldwide Corporation 2006 Equity and Incentive Plan was originally adopted in 2006. An amended and restated Plan was approved by shareholders on May 12, 2009, and a further amendment to the amended and restated Plan was approved by shareholders on May 13, 2010. The Plan was restated on February 27, 2014 solely to incorporate the May 13, 2010 amendment into the Plan document. With the exception of incorporating the May 13, 2010 amendment, no changes have been made to the Plan as a result of this restatement.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cendant" means Cendant Corporation, a Delaware corporation.

          (g) "Cendant Award" shall have the meaning set forth in Section 6(b)(v).

          (h) "Change in Control" means, following the Effective Date and excluding the separation transaction pursuant to which the Company becomes a separate public corporation for the first time, a change in control of the Company, which will have occurred if:

              (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities (excluding any person who becomes such a beneficial owner in connection with a transaction immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such transaction or, if the Company or the entity surviving the transaction is then a subsidiary, the ultimate parent thereof);

              (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

              (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

              (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed of or, if such entity is a subsidiary, the ultimate parent thereof.

  Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of (x) a Public Offering or (y) the consummation of any transaction or series of integrated transactions immediately following which individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions. Notwithstanding any other provision of the Plan to the contrary, to the extent that Awards under the Plan subject to Code Section 409A are payable upon a Change in Control, an event shall not be considered to be a Change in Control under the Plan with respect to such Award unless such event is also a "change in ownership," a "change in effective control" or a "change in the ownership of a substantial portion of the assets" of the Company within the meaning of Code Section 409A.

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

          (j) "Code Section 409A" means Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date of the Plan.

          (k) "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3, Section 162(m) of the Code and applicable stock exchange rules. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

          (l) "Company" means Wyndham Worldwide Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (m) "Conversion Option" means an NQSO granted under Section 6(b)(v).

          (n) "Conversion Stock" means an Award of Stock granted under Section 6(b)(v).

          (o) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

          (p) "Effective Date" means the date of stockholder approval of the amended and restated Plan at the Company's 2009 annual meeting of stockholders (i.e., May 12, 2009), subject to Sections 8(d)(i) and 8(e).

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

          (r) "Fair Market Value" of a share of Stock shall be determined for purposes of the Plan, including, without limitation, with respect to the granting of any Award by using the closing price of Stock as of the date such Award is granted, unless otherwise determined by the Committee or required by applicable law. Notwithstanding the foregoing, if at the time of grant or other applicable event, the Stock is not then listed on a national securities exchange, "Fair Market Value" shall mean, (i) if the shares of Stock are then traded in an over-the-counter market, the average of the bid and ask price for shares of Stock in such over-the-counter market (determined at the same time as contemplated in clauses (A) and (B) above with respect to the applicable action), and (ii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, or the value of such shares is not otherwise determinable, such value as determined by the Committee in its sole discretion.

          (s) "Grantee" means a person who, as a non-employee director, officer or other employee, advisor or consultant of the Company or its Affiliate, has been granted an Award under the Plan.

          (t) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (u) "Long Term Incentive Program" means the program described in Section 6(b) hereof.

          (v) "Non-Employee Director" means any director of the Company who is not also employed by the Company or any of its Affiliates.

          (w) "NQSO" means any Option that is not designated as an ISO.

          (x) "Option" means a right, granted to a Grantee under Section 6(b)(i) or 6(b)(v), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a Parent or Subsidiary of the Company.

          (y) "Other Cash-Based Award" means cash awarded under the Annual Incentive Program or the Long Term Incentive Program, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

          (z) "Other Stock-Based Award" means a right or other interest granted to a Grantee under the Annual Incentive Program or the Long Term Incentive Program that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to a Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

          (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (bb) "Performance Goals" means performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles where applicable: (i) pre-tax income or after-tax income; (ii) pre-tax or after-tax profits; (iii) income or earnings including operating income, earnings before or after taxes, earnings before interest, taxes, depreciation and amortization, earnings before or after interest, depreciation, amortization, or extraordinary or special items, or a combination of any or all of the foregoing; (iv) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (v) earnings or book value per share (basic or diluted); (vi) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vii) return on revenues; (viii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (ix) economic value created; (x) operating margin or profit margin (gross or net); (xi) stock price or total stockholder return; (xii) income or earnings from continuing operations; (xiii) after-tax or pre-tax return on stockholders' equity; (xiv) growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; (xv) operating profits or net operating profits; (xvi) working capital; (xvii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, and any other expenses or interest); (xviii) cost targets, reductions and savings (including, without limitation, the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee), expense management, productivity and efficiencies; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions; and (xx) any combination of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or its Affiliates, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or its Affiliates or the financial statements of the Company or its Affiliates, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

          (cc) "Performance Period" shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Grantee's right to and the payment of an Award.

          (dd) "Plan" means this Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (Amended and Restated as of May 12, 2009), as amended from time to time.

          (ee) "Plan Year" means a calendar year.

          (ff) "Public Offering" means an offering of securities of the Company that is registered with the Securities and Exchange Commission.

          (gg) "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.

          (hh) "Restricted Stock Unit" or "RSU" means a right granted to a Grantee under Section 6(b)(iv) or 6(b)(v) to receive Stock or cash at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

          (ii) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

          (jj) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

          (kk) "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

          (ll) "Stock Appreciation Right" or "SAR" means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

          (mm) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (nn) "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or any Subsidiary.

  3.  Administration.

        The Plan shall be administered by the Board or by such Committee that the Board may appoint for this purpose. If a Committee is appointed to administer the Plan, all references herein to the "Committee" shall be references to such Committee. If no Committee is appointed by the Board to administer the Plan, all references herein to the "Committee" shall be references to the Board. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, and provided further, outstanding Options or SARs may not be replaced or cancelled in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options, Stock Appreciation Rights, certain awards of Other Stock- or Cash-Based Awards and in certain cases, all other Awards under the Plan, and shall be limited, construed and interpreted in a manner so as to comply therewith.

        The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including but not limited to the Company and its Affiliates or any Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

        No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

  4.  Eligibility.

        Awards may be granted to selected non-employee directors, officers and other employees, advisors or consultants of the Company or its Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

  5.  Stock Subject to the Plan.

        The maximum number of shares of Stock reserved for issuance under the Plan shall be 36,700,000 including all shares to be issued pursuant to Conversion Options or Conversion Stock, and pursuant to the Company's Non-Employee Directors Deferred Compensation Plan, Savings Restoration Plan, and Officer Deferred Compensation Plan, subject to adjustment as provided herein. No more than (i) 1 million shares of Stock may be made subject to Options (other than Conversion Options) or SARs to a single individual in a single Plan Year, (ii) 250,000 shares of Stock may be made subject to stock-based awards other than Options or SARs (including Restricted Stock and Restricted Stock Units (but other than Conversion Stock) or Other Stock-Based Awards denominated in shares of Stock) to a single individual in a single Plan Year, and (iii) 1 million shares of Stock may be issued pursuant to the exercise of ISO's, in each case, subject to adjustment as provided herein. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Grantee, or if shares of Stock are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, and with respect to NQSOs, such adjustment shall be made in a manner intended to comply with Code Section 409A, (iv) annual award limitations set forth in this Section 5; and (v) the Performance Goals applicable to outstanding Awards.

  6.  Specific Terms of Awards.

          (a)  General.  The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or its Affiliates upon the grant, vesting, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis in a manner intended to comply with Code Section 409A. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

          (b)  Long Term Incentive Program.  Under the Long Term Incentive Program, the Committee is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Except as otherwise set forth herein or as may be determined by the Committee, each Award granted under the Long Term Incentive Program shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine at the date of grant or thereafter.

            (i)  Options.  The Committee is authorized to grant Options to Grantees on the following terms and conditions:

              (A)  Type of Award.  The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate NQSO. Notwithstanding any other provision of this Plan to the contrary or any provision in an Award Agreement to the contrary, any Option granted to an employee of an Affiliate (other than one described in Section 2(a)(i) or (ii)) shall be an NQSO.

              (B)  Exercise Price.  The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but, subject to Section 6(b)(v), in no event shall the per share exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option; provided, however, if an ISO is granted to a Ten Percent Stockholder, the per share exercise price shall not be less than 110% of the Fair Market Value of the share of Stock on the date of grant of such ISO. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee for at least six months (if acquired from the Company), through a "broker cashless exercise" procedure approved by the Committee (to the extent permitted by law), or a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Grantee may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

              (C)  Term and Exercisability of Options.  The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date the Option is granted;

      provided, however, that the term of an ISO granted to a Ten Percent Stockholder may not exceed five years. Options shall be exercisable over the term at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

              (D)  Termination of Employment/Service.  An Option may not be exercised unless the Grantee is then a director of, in the employ of, or providing services to, the Company or its Affiliates, and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of employment or service, to a date not later than the expiration date of such Option.

              (E)  Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year under the Plan and/or any other stock option plan of the Company, its Parent or any Subsidiary exceeds $100,000, such Options shall be treated as Options which are not ISOs. In addition, if a Grantee does not remain employed by the Company, its Parent or any Subsidiary at all times from the time the Option is granted until three months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an ISO. Should the foregoing provisions not be necessary in order for Options to qualify as an ISO, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

              (F)  Other Provisions.  Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

            (ii)  SARs.  The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

              (A)  In General.  Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Stock, or property as specified in the Award or determined by the Committee. The grant price per share of Stock subject to a SAR shall be determined by the Committee at the time of grant, provided that the per share grant price of a SAR, whether or not granted in tandem with an Option, shall not be less than 100% of the Fair Market Value of the Stock at the time of grant.

              (B)  Right Conferred.  A SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

              (C)  Term and Exercisability of SARs.  The date on which the Committee adopts a resolution expressly granting a SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. A SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

              (D)  Termination of Employment/Service.  A SAR may not be exercised unless the Grantee is then a director of, in the employ of, or providing services to, the Company or its Affiliates, and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of the SAR, in the event of specified terminations of employment or service, to a date not later than the expiration date of such SAR (or, in the case of a tandem SAR, its related Award).

              (E)  Other Provisions.  SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Committee may prescribe in its discretion or as may be required by applicable law.

            (iii)  Restricted Stock.  The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

              (A)  Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee may designate an Award of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code by conditioning the Award or the lapse of restrictions on the achievement of Performance Goals; provided that the Committee shall establish the objective Performance Goals at such time required under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

              (B)  Forfeiture.  Upon termination of employment with or service to, or termination of the director or independent contractor relationship with, the Company or its Affiliates during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited. Notwithstanding the foregoing, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock; provided that, Restricted Stock that is intended to comply with Section 162(m) of the Code will be based on the actual achievement of the Performance Goals through the date of such termination.

              (C)  Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, requiring the shares of Restricted Stock be held in uncertificated book entry form. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

              (D)  Dividends.  Stock distributed in connection with a stock split or stock dividend, and cash or other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, and shall be settled as the same time as the Restricted Stock to which it relates.

            (iv)  Restricted Stock Units.  The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

              (A)  Award and Restrictions.  Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee. The Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee may designate an Award of Restricted Stock Units as "performance-based compensation" under Section 162(m) of the Code by conditioning the Award or the lapse of restrictions on the achievement of Performance Goals; provided that the Committee shall establish the objective Performance Goals at such time required under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. The Committee may award dividend equivalents relating to Restricted Stock Units on terms and conditions as it determines.

              (B)  Forfeiture.  Upon termination of employment with or service to, or termination of director or independent contractor relationship with, the Company or its Affiliates during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited. Notwithstanding the foregoing, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units; provided that, Restricted Stock Units that are intended to comply with Section 162(m) of the Code will be based on the actual achievement of the Performance Goals through the date of such termination.

              (C)  Director Deferred Compensation Awards.  The Company shall issue RSUs pursuant to this Section 6(b)(iv)(C) for the purpose of fulfilling the Company's obligations under its Non-Employee Directors Deferred Compensation Plan (the "Deferred Compensation Plan"); provided, that certain terms and conditions of the grant and payment of such RSUs set forth in the Deferred Compensation Plan (and only to the extent set forth in such plan) shall supersede the terms generally applicable to RSUs granted under the Plan. RSUs granted under this paragraph need not be evidenced by an Award Agreement unless the Committee determines that such an Award Agreement is desirable for the furtherance of the purposes of the Plan and the Deferred Compensation Plan.

              (D)  Non-Employee Director Compensatory Awards.  The Company shall issue RSUs payable only in Stock (unless the Committee determines otherwise) pursuant to the Company's non-employer director compensation program, and shall issue Stock in settlement of such RSUs in accordance with such program and the terms of this Plan.

            (v)  Converted Cendant Awards.  The Committee is authorized to grant Options and Stock awards (such Options and Stock awards, "Conversion Options" and Conversion Stock," respectively) in connection with the equitable adjustment by Cendant of certain stock options and restricted stock unit awards previously granted to Grantees by Cendant (such Cendant awards, the "Cendant Awards"). Notwithstanding any other provision of the Plan to the contrary, and in any event in accordance with a formula for the conversion of Cendant Awards determined by the Board in its sole discretion, (i) the number of shares to be subject to a Conversion Option or Conversion Stock shall be determined by the Committee and (ii) the per share exercise price of a Conversion Option shall be determined by the Committee.

            (vi)  Other Stock- or Cash-Based Awards.  The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The Committee may designate an Other Stock- or Cash-Based Award as "performance-based compensation" under Section 162(m) of the Code by conditioning the Award or the lapse of restrictions on the achievement of Performance Goals; provided that the Committee shall establish the objective Performance Goals at such time required under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Performance Periods under this Section 6(b)(vi) may overlap. The maximum value of the aggregate payment that any Grantee may receive pursuant to this Section 6(b)(vi) in respect of any Plan Year is $1 million. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No such payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

          (c)  Annual Incentive Program.  In addition to Awards granted under Section 6(b), the Committee is authorized to grant stock- and cash-based Awards to Grantees pursuant to the Annual Incentive Program, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon Performance Goals, so long as such goals relate to periods of performance of one calendar year or less. The Committee may designate an Award granted under the Annual Incentive Program as "performance-based compensation" under Section 162(m) of the Code by conditioning the Award or the lapse of restrictions on the achievement of Performance Goals; provided that the Committee shall establish the objective Performance Goals at such time required under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Grantees will be selected by the Committee with respect to participation for a Plan Year. The maximum value of the aggregate payment that any Grantee may receive under the Annual Incentive Program in respect of any Plan Year is $10 million. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No such payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals relating to Awards hereunder have been attained. The Committee may establish such other rules applicable to the Annual Incentive Program to the extent not inconsistent with Section 162(m) of the Code.

  7.  Change in Control Provisions.

        Unless otherwise determined by the Committee at the time of grant and evidenced in an Award Agreement, in the event of a Change of Control:

          (a)  any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable; and

          (b)  the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved.

  8.  General Provisions.

          (a)  Nontransferability.  Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

          (b)  No Right to Continued Employment, etc.  Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or to continue as a director of, or to continue to provide services to, the Company or its Affiliates or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any Affiliate to terminate such Grantee's employment, or director or independent contractor relationship.

          (c)  Taxes.  The Company and its Affiliates are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations. The Committee may provide in the Award Agreement that in the event that a Grantee is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Grantee may satisfy such obligation (in whole or in part) by electing to have a portion of the shares of Stock to be received upon settlement or exercise of such Award equal to the minimum amount required to be withheld.

          (d)  Stockholder Approval; Amendment and Termination.

            (i)  The Plan shall take effect upon, and be subject to, the requisite approval of the stockholders of the Company. Notwithstanding any other provision of the Plan to the contrary, if stockholders of the Company do not approve the amendment and restatement of the Plan at the 2009 annual meeting, the amendment and restatement of the Plan shall be null and void ab initio and the Plan as in effect prior to such amendment and restatement shall continue to apply in full force and effect.

            (ii)  The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan.

          (e)  Expiration of Plan.  Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the earlier of the date the Plan is adopted by the Board and the Effective Date. Notwithstanding the foregoing, no Award (other than an Option or Stock Appreciation Right) that is intended to be "performance-based" under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals. No Awards shall be granted under the Plan after such expiration date, but Awards granted prior to such date may, and the Committee's authority to administer the terms of such Awards, extend beyond that date. The expiration of the Plan shall not affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted.

          (f)  Deferrals.  The Committee shall have the authority to establish such procedures and programs that it deems appropriate to provide Grantees with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan, provided that such deferrals are made in a manner intended to comply with Code Section 409A.

          (g)  No Rights to Awards; No Stockholder Rights.  No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

          (h)  Unfunded Status of Awards.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

          (i)  No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j)  Regulations and Other Approvals.

            (i)  The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

            (ii)  Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

            (iii)  In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

            (iv)  The Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or "lock-up" agreement in such form as the Committee shall determine is necessary or desirable to further the Company's interests.

          (k)  Governing Law.  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

          (l)  Tax Laws.  Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Code Section 409A and all Awards shall be interpreted in accordance with Code Section 409A.

APPENDIX B

Wyndham Worldwide Corporation
NON-GAAP FINANCIAL INFORMATION
(In millions, except per share data)

	Twelve Months Ended December 31, 2013
	As Reported	Legacy Adjustments		Acquisition Costs (c)	Early Extinguishment of Debt (d)		Restructuring Costs (e)	Asset Impairment (f)	As Adjusted non-GAAP
Net revenues
Service and membership fees	$2,329								$2,329
Vacation ownership interest sales	1,379								1,379
Franchise fees	599								599
Consumer financing	426								426
Other	276								276

Net revenues	5,009	--		--	--		--	--	5,009

Expenses
Operating	2,161			(2)					2,159
Cost of vacation ownership interests	155								155
Consumer financing interest	78								78
Marketing and reservation	751								751
General and administrative	720	(1	)(a)						719
Asset impairments	8							(8)	--
Restructuring	10						(9)		1
Depreciation and amortization	216								216

Total expenses	4,099	(1)		(2)	--		(9)	(8)	4,079

Operating income	910	1		2	--		9	8	930
Other income, net	(6)								(6)
Interest expense	131								131
Early extinguishment of debt	111				(111)				--
Interest income	(9)								(9)

Income before income taxes	683	1		2	111		9	8	814
Provision for income taxes	250	(2	) (b)	1 (g)	42	(g)	4 (g)	3 (g)	298

Net income	433	3		1	69		5	5	516
Net income attributable to noncontrolling interest	(1)	--		--	--		--	--	(1)

Net income attributable to Wyndham shareholders	$432	$3		$1	$69		$5	$5	$515

Earnings per share
Basic	$3.25	$0.02		$0.01	$0.51		$0.04	$0.04	$3.87
Diluted	3.21	0.02		0.01	0.51		0.04	0.04	3.83
Weighted average shares outstanding
Basic	133	133		133	133		133	133	133
Diluted	135	135		135	135		135	135	135

The above table reconciles certain non-GAAP financial measures. The presentation of these adjustments is intended to permit the comparison of particular adjustments as they appear in the line items of the income statement in order to assist investors' understanding of the overall impact of such adjustments. This non-GAAP reconciliation table should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.

(a)
Relates to the net expense from the resolution of and adjustment to certain contingent liabilities and assets resulting from the Company's separation from Cendant.

(b)
Relates to a state tax accrual for legacy tax matters.

(c)
Relates to costs incurred in connection with the acquisition of Midtown 45, a NYC property (January 2013) at the Company's vacation ownership business.

(d)
Represents costs incurred for the early repurchase of a portion of the Company's 7.375%, 5.75% and 6.00% senior unsecured notes and the remaining portion of the 9.875% senior unsecured notes.

(e)
Relates to costs incurred as a result of an organizational realignment initiative at Company's lodging business.

(f)
Relates primarily to a non-cash impairment charge from a partial write-down of the Hawthorn trademark at Company's lodging business.

(g)
Relates to the tax effect of the adjustment.

B-1

Wyndham Worldwide Corporation
NON-GAAP FINANCIAL INFORMATION
(In millions, except per share data)

	Twelve Months Ended December 31, 2012
	As Reported	Legacy Adjustments (a)		Reversal/ Recovery (b)		Acquisition Costs (c)	Early Extinguishment of Debt (d)		Asset Impairment (e)	Restructuring Costs (f)	As Adjusted non-GAAP
Net revenues
Service fees and membership	$2,005										$2,005
Vacation ownership interest sales	1,323										1,323
Franchise fees	583										583
Consumer financing	421										421
Other	202										202

Net revenues	4,534	--		--		--	--		--	--	4,534

Expenses
Operating	1,842					(2)					1,840
Cost of vacation ownership interests	161										161
Consumer financing interest	90										90
Marketing and reservation	723										723
General and administrative	666	5									671
Asset impairments	8								(8)		--
Restructuring	7									(7)	--
Depreciation and amortization	185										185

Total expenses	3,682	5		--		(2)	--		(8)	(7)	3,670

Operating income	852	(5)		--		2	--		8	7	864
Other income, net	(8)			3							(5)
Interest expense	132										132
Early extinguishment of debt	108						(108)				--
Interest income	(8)										(8)

Income before income taxes	628	(5)		(3)		2	108		8	7	745
Provision for income taxes	229	(2	) (g)	(1	) (g)	1 (g)	44	(g)	3 (g)	3 (g)	277

Net income	399	(3)		(2)		1	64		5	4	468
Net loss attributable to noncontrolling interest	1	--		--		--	--		--	--	1

Net income attributable to Wyndham shareholders	$400	$(3)		$(2)		$1	$64		$5	$4	$469

Earnings per share
Basic	$2.80	$(0.02)		$(0.02)		$0.01	$0.45		$0.03	$0.03	$3.29
Diluted	2.75	(0.02)		(0.02)		0.01	0.44		0.03	0.03	3.23
Weighted average shares outstanding
Basic	143	143		143		143	143		143	143	143
Diluted	145	145		145		145	145		145	145	145

The above table reconciles certain non-GAAP financial measures. The presentation of these adjustments is intended to permit the comparison of particular adjustments as they appear in the line items of the income statement in order to assist investors' understanding of the overall impact of such adjustments. This non-GAAP reconciliation table should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.

Note: EPS amounts may not add due to rounding.

(a)
Relates to the net benefit from the resolution of and adjustment to certain contingent liabilities and assets resulting from the Company's separation from Cendant.

(b)
Includes $2 million related to the benefit from the reversal of an allowance associated with a previously divested asset and $1 million related to the recovery of a previously recorded impairment charge.

(c)
Relates to costs incurred in connection with the acquisition of Shell Vacations Club at the Company's vacation ownership business (September 2012) and several other acquisitions at the Company's vacation rental businesses (December 2012).

(d)
Represents costs incurred for the early repurchase of a portion of the Company's 9.875% and 6.00% senior unsecured notes.

(e)
Relates to the non-cash impairment charge for the write-down of the Resort Quest and Steamboat Resorts tradenames at the Company's vacation exchange and rentals business.

(f)
Relates to costs incurred as a result of organizational realignment initiatives commenced during 2012 at the Company's vacation exchange and rentals business and restructuring associated with the Shell acquisition.

(g)
Relates to the tax effect of the adjustment.

B-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. WYNDHAM WORLDWIDE CORPORATION M70959-P47000 WYNDHAM WORLDWIDE CORPORATION ATTN: STEVE MEETRE 22 SYLVAN WAY PARSIPPANY, NJ 07054 2. Advisory vote to approve the Wyndham Worldwide Corporation executive compensation program. 3. Ratifi cation of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2014. 4. Re-approval of the material terms of the performance goals under the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code. ! ! ! NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting. 01) James E. Buckman 02) George Herrera 03) The Right Honourable Brian Mulroney 04) Michael H. Wargotz 1. Election of Directors Nominees VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: ! ! ! ! ! ! The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! !

WYNDHAM WORLDWIDE CORPORATION Annual Meeting of Shareholders May 15, 2014 11:30 a.m. This proxy is solicited by the Board of Directors The undersigned hereby appoints Stephen P. Holmes and Scott G. McLester, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Wyndham Worldwide Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the company to be held May 15, 2014, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. Wyndham Worldwide Corporation Employee Savings Plan Voting Instructions When casting your vote, you are directing the trustee of the Wyndham Worldwide Corporation Employee Savings Plan to vote the Wyndham Worldwide Corporation shares credited to the account under the Plan as of the Record Date of March 24, 2014, in accordance with your instructions and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, you are also affecting the way the trustee will vote shares held in the Plan as of the Record Date of March 24, 2014, that have not been voted by other participants. The trustee will vote these shares in the same proportion as those shares for which timely voting instructions are received. This proxy will be voted as directed by signature on the reverse side, or if no direction is indicated, will be voted in accordance with the recommendation of the Board of Directors specifi ed on the reverse. ADMISSION TICKET Bring this admission ticket with you to the meeting on May 15, 2014. Do not mail. This admission ticket admits you to the meeting. You will not be allowed to attend the meeting without an admission ticket or other proof of stock ownership. WYNDHAM WORLDWIDE CORPORATION 2014 Annual Meeting of Shareholders Thursday, May 15, 2014 11:30 a.m. local time Wyndham Worldwide Corporation 22 Sylvan Way Parsippany, New Jersey 07054 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2013 Annual Report to Shareholders are available at www.proxyvote.com. NON-TRANSFERABLE NON-TRANSFERABLE Continued and to be signed on reverse side M70960-P47000